As filed with the Securities and Exchange            Registration No. 33-88722
Commission on November 30, 1995                      Registration No. 811-2512

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-4

------------------------------------------------------------------------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No. 1

                               and Amendment to

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

------------------------------------------------------------------------------

    Variable Annuity Account B of Aetna Life Insurance and Annuity Company
                          (EXACT NAME OF REGISTRANT)

                   Aetna Life Insurance and Annuity Company
                             (NAME OF DEPOSITOR)

           151 Farmington Avenue, RE4C, Hartford, Connecticut 06156 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      Depositor's Telephone Number, including Area Code:  (860) 273-7834

                           Susan E. Bryant, Counsel
                   Aetna Life Insurance and Annuity Company
          151 Farmington Avenue, RE4C, Hartford, Connecticut  06156
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on December 29, 1995.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for the fiscal year ended December 31, 1994 on February 28, 1995.

                          VARIABLE ANNUITY ACCOUNT B
                            CROSS REFERENCE SHEET


Form N-4
Item No.                Part A (Prospectus)                    Location
--------                -------------------                    --------

   1      Cover Page................................... Cover Page

   2      Definitions.................................. Definitions

   3      Synopsis or Highlights....................... Prospectus Summary;
                                                         Fee Table

   4      Condensed Financial Information.............. Condensed Financial
                                                         Information

   5      General Description of Registrant, Depositor,
          and Portfolio Companies...................... The Company, The
                                                         Separate Account
                                                         and Description of
                                                         the Funds

   6      Deductions and Expenses...................... Charges and Deductions;
                                                         Distribution

   7      General Description of Variable Annuity
          Contracts.................................... Contracts;
                                                         Miscellaneous

   8      Annuity Period............................... Annuity Period

   9      Death Benefit................................ Death Benefit

  10      Purchases and Contract Value................. Purchase; Determining
                                                         Contract Value

  11      Redemptions.................................. Contracts - Withdrawals
                                                         During the Accumulation
                                                         Period; Contracts -
                                                         Right to Cancel

  12      Taxes........................................ Tax Status

  13      Legal Proceedings............................ Miscellaneous - Legal
                                                        Proceedings

  14      Table of Contents of the Statement of
          Additional Information....................... Statement of Additional
                                                        Information - Table of
                                                        Contents

Form N-4
Item No.    Part B (Statement of Additional Information)       Location
--------    --------------------------------------------       --------

  15       Cover Page................................... Cover page

  16       Table of Contents............................ Table of Contents

  17       General Information and History.............. General Information
                                                         and History

  18       Services..................................... General Information
                                                         and History;
                                                         Independent Auditors

  19       Purchase of Securities Being Offered......... Offering and Purchase
                                                         of Contracts

  20       Underwriters................................. Offering and Purchase
                                                         of Contracts

  21       Calculation of Performance Data.............. Performance Data;
                                                         Average Annual Total
                                                         Return Quotations

  22       Annuity Payments............................. Annuity Payments

  23       Financial Statements......................... Financial Statements



                   Part C (Other Information)
                   --------------------------


Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
    151 Farmington Avenue, Annuity Operations, Hartford, Connecticut 06156,
                           Telephone: 1-800-525-4225
                           VARIABLE ANNUITY ACCOUNT B
                      Prospectus Dated:            , 1996
               AETNAPLUS -- GROUP VARIABLE ANNUITY CONTRACTS FOR
                 EMPLOYER-SPONSORED DEFERRED COMPENSATION PLANS
                     HEALTHCARE DEFERRED COMPENSATION PLANS

This Prospectus describes group deferred variable annuity contracts issued by Aetna Life Insurance and Annuity Company ("Company," "us" or "we"). The Contract allows lump-sum payments and installment payments. See "Contracts." The Contracts are designed for use in connection with retirement programs for select management and highly compensated healthcare employees in plans formerly carried under certain hospital association endorsements ("Plans"). Such plans may be:
(1) employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals not subject to Section 457 of the Internal Revenue Code of 1986, as amended ("Code") or by taxable organizations for their employees and/or independent contractors ("Non-Section 457 Plans"); or (2) employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals that are subject to Code Section 457 for their employees and/or independent contractors ("Section 457 Plans").

Purchase Payments made to an Account may be directed by the Contract Holder or you, if permitted by the Contract Holder, to (i) a fixed account (the Fixed Account or the Fixed Plus Account, depending on which are available under the Contract) (see Appendices II and III); (ii) the Guaranteed Accumulation Account, if qualified for sale in your state (see Appendix I); or (iii) a separate account (Variable Annuity Account B) for investment in one or more of the following variable fund options ("Funds"):

 - AETNA VARIABLE FUND                  - FIDELITY VIP GROWTH PORTFOLIO
 - AETNA INCOME SHARES                  - FIDELITY VIP OVERSEAS PORTFOLIO
 - AETNA VARIABLE ENCORE FUND           - JANUS ASPEN AGGRESSIVE GROWTH
 - AETNA INVESTMENT ADVISERS FUND,      PORTFOLIO
 INC.                                   - JANUS ASPEN BALANCED PORTFOLIO
 - AETNA ASCENT VARIABLE PORTFOLIO      - JANUS ASPEN FLEXIBLE INCOME
 - AETNA CROSSROADS VARIABLE PORTFOLIO  PORTFOLIO
 - AETNA LEGACY VARIABLE PORTFOLIO      - JANUS ASPEN GROWTH PORTFOLIO
 - ALGER AMERICAN GROWTH PORTFOLIO      - JANUS ASPEN SHORT-TERM BOND
 - ALGER AMERICAN SMALL CAP PORTFOLIO   PORTFOLIO
 - CALVERT RESPONSIBLY INVESTED         - JANUS ASPEN WORLDWIDE GROWTH
 BALANCED PORTFOLIO                     PORTFOLIO
 - FIDELITY VIP II CONTRAFUND           - LEXINGTON NATURAL RESOURCES TRUST
 PORTFOLIO                              - NEUBERGER & BERMAN GROWTH PORTFOLIO
 - FIDELITY VIP EQUITY-INCOME           - SCUDDER INTERNATIONAL PORTFOLIO
 PORTFOLIO                              - TCI PORTFOLIOS, INC. -- TCI GROWTH

Your Plan may limit your choices to fewer than all of the Funds listed above. Consult your employer and/or your enrollment materials to determine which Funds are available. See "Description of the Funds."

This Prospectus sets forth concisely the information about Variable Annuity Account B ("Account B") that a prospective investor should know before investing. Additional information about Account B is contained in a Statement of
Additional Information ("SAI") dated                     , which has been  filed
with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is found in this Prospectus. An SAI may be obtained without charge by indicating your request on the enrollment form or on the prospectus receipt contained in this Prospectus or by calling 1-800-525-4225.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AND GUARANTEED ACCUMULATION ACCOUNT. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE SECURITIES OFFERED BY THIS PROSPECTUS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON IS AUTHORIZED BY THE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The Company has filed a registration statement (the "Registration Statement") with the SEC under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and its exhibits. Reference is hereby made to such Registration Statement and exhibits for further information relating to the Company and the Contracts. The Registration Statement and its exhibits may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                               TABLE OF CONTENTS

                                                                                                        Page
DEFINITIONS.........................................................................................          4
PROSPECTUS SUMMARY..................................................................................          6
FEE TABLE...........................................................................................          7
PERFORMANCE DATA....................................................................................         12
THE COMPANY, THE SEPARATE ACCOUNT AND DESCRIPTION OF THE FUNDS......................................         13
      The Company...................................................................................         13
      The Separate Account..........................................................................         13
      Description of the Funds......................................................................         13
      Fund Investment Advisers......................................................................         15
      Shared and Mixed Funding......................................................................         16
      Additional Funds, Limitations on Selection of Funds and Substitution of Funds.................         17
PURCHASE
      Contract Purchase.............................................................................         17
      Purchase Payments.............................................................................         18
      Minimum and Maximum Purchase Payments.........................................................         18
      Allocating Purchase Payments..................................................................         18
      Designations of Annuitant.....................................................................         18
      Distribution..................................................................................         18
DETERMINING CONTRACT VALUE
      Accumulation Units............................................................................         19
      Net Investment Factor.........................................................................         19
CONTRACTS
      General.......................................................................................         20
      Right to Cancel...............................................................................         20
      Rights Under the Contract.....................................................................         20
      Allocation Changes and Transfers..............................................................         20
      Withdrawals During Accumulation Period........................................................         20
CHARGES AND DEDUCTIONS
      Mortality and Expense Risk Charges............................................................         22
      Administrative Expense Charge.................................................................         22
      Fund Expenses.................................................................................         22
      Charges for Withdrawals (Deferred Sales Charge)...............................................         22
      Premium Tax...................................................................................         24
ADDITIONAL WITHDRAWAL OPTIONS
      General.......................................................................................         24
      Estate Conservation Option....................................................................         25
      Systematic Withdrawal Option..................................................................         25
ANNUITY PERIOD
      Annuity Period Elections......................................................................         25
      Annuity Options...............................................................................         27

                                                                                                        Page
DEATH BENEFIT
      Accumulation Period...........................................................................         28
      Annuity Period................................................................................         28
TAX STATUS
      Introduction..................................................................................         29
      Taxation of the Company.......................................................................         29
      Tax Status of the Contract....................................................................         30
      Section 457 Plans.............................................................................         30
      Plans of Non-Section 457 Tax-Exempt Organizations and Taxable Organizations...................         31
      Possible Changes in Taxation..................................................................         31
      Other Tax Consequences........................................................................         31
MISCELLANEOUS
      Voting Rights.................................................................................         32
      Modification of the Contract..................................................................         32
      Contract Holder Inquiries.....................................................................         32
      Telephone Transfers...........................................................................         33
      Transfer of Ownership; Assignment.............................................................         33
      Legal Proceedings.............................................................................         33
      Legal Matters.................................................................................         33
STATEMENT OF ADDITIONAL INFORMATION--TABLE OF CONTENTS..............................................         34
APPENDIX I--Guaranteed Accumulation Account.........................................................         35
APPENDIX II--Fixed Account..........................................................................         36
APPENDIX III--Fixed Plus Account....................................................................         37

                                  DEFINITIONS

As used in this Prospectus, the following terms have the meanings shown:

ACCOUNT: A record established for each Participant, as directed by the Contract Holder, to identify Contract values during the Accumulation Period.

ACCOUNT VALUE: The dollar value of amounts held in an Account as of any Valuation Period, including the value of the Accumulation Units in the Funds, the amounts held in the Guaranteed Accumulation Account ("GAA"), and any amounts invested in the Fixed Account or Fixed Plus Account, plus interest earned on those amounts.

ACCOUNT OR PLAN ACCOUNT YEAR: The period of 12 months measured from the Account's Effective Date or from an anniversary of such Effective Date.

ACCUMULATION PERIOD: The period during which Purchase Payment(s) credited to an Account are invested to fund future annuity payments.

ACCUMULATION UNIT: A measure of the value of the Separate Account assets attributable to each Fund used as a variable funding option.

AGGREGATE PURCHASE PAYMENT(S): The sum of all Purchase Payment(s) made under a Contract.

ANNUITANT: A natural person on whose life an Annuity payment is based.

ANNUITY: A series of payments for life, for a definite period or a combination of the two.

ANNUITY PERIOD: The period during which Annuity payments are made.

ANNUITY UNIT: A measure of the value attributable to each Fund selected during the Annuity Period.

BENEFICIARY: The Contract Holder is the Contract beneficiary.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: Aetna Life Insurance and Annuity Company, referred to as "us" or "we."

CONTRACT: The group deferred, variable annuity contracts offered by this Prospectus.

CONTRACT HOLDER: The entity to which the Contract is issued. The Contract Holder has all right, title and interest in amounts held under the Contract. The Contract Holder is the Contract beneficiary.

DISTRIBUTOR(S): The registered broker-dealer(s) which have entered into selling agreements with the Company to offer and sell the Contracts. The Company may also serve as a Distributor.

EFFECTIVE DATE: The date the Company accepts and approves the Contract application or enrollment form, as applicable.

FUNDS: The mutual funds offered as variable funding options for the investment of assets of the Separate Account under the Contracts.

GAA: Guaranteed Accumulation Account, a credited interest option available in certain jurisdictions for deposits under the Contract.

HOME OFFICE: The Company's principal executive offices located at 151 Farmington Avenue, Hartford, Connecticut 06156.

NET PURCHASE PAYMENT(S): The Purchase Payment(s) less premium taxes, if applicable.

NON-SECTION 457 PLAN(S): Employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals not subject to Code Section 457 and by taxable organizations for their employees and/or independent contractors.

PARTICIPANT: An eligible person participating in a Plan, referred to as "you." Participants have no rights to the assets accumulated under the Plan.

PLAN(S): Employer-sponsored deferred compensation plans sponsored by tax-exempt organizations and/or taxable organizations for their employees or independent contractors (or both).

PURCHASE PAYMENT(S): The gross payment(s) made to the Company under a Contract.

PURCHASE PAYMENT PERIOD: For installment Purchase Payment Accounts, the period of time for completion of the agreed upon annual number and amount of Purchase Payments. For example, if it is determined that the Purchase Payment Period will consist of 12 payments per year and only 11 payments are made, the Purchase Payment Period is not completed until the twelfth Purchase Payment is made. When a particular remittance is intended to include more than one regular Purchase Payment, we will credit the number of Purchase Payments represented by such remittance in determining the Purchase Payment Period. However, the number of completed Purchase Payment Periods may never be greater than the number of full calendar years since the date an Account is established under the Contract.

SECTION 457 PLAN(S): Employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals that are subject to Code Section 457 for their employees and/or independent contractors.

SEPARATE ACCOUNT: Variable Annuity Account B, an account that segregates assets from other assets of the Company. The Separate Account holds shares of the Funds acquired for the Contracts. The Company holds title to the assets held in the Separate Account.

UNDERWRITER: The registered broker-dealer which contracts with other registered broker-dealers on behalf of the Separate Accounts to offer and sell the Contracts.

VALUATION PERIOD: The period of time from when a Fund determines its net asset value until the next time it determines its net asset value, usually from 4:15 p.m. Eastern time, each day the New York Stock Exchange is open, until 4:15 p.m. the next such business day.

VALUATION RESERVE: A reserve established pursuant to the insurance laws of Connecticut to measure voting rights during the Annuity Period and the value of a commutation right available under the "Payments for a Specified Period of Time" Annuity option when elected on a variable basis under the Contract.

VARIABLE ANNUITY CONTRACT: An Annuity Contract providing for the accumulation of values and/or for Annuity payments which vary in dollar amount with investment results.

                               PROSPECTUS SUMMARY

CONTRACTS OFFERED

The  Contracts described in this Prospectus  are group deferred variable annuity
contracts.  They  allow   lump-sum  payments  and   installment  payments.   See
"Purchase," "Contracts" and "Miscellaneous."

The Contracts we describe in this Prospectus are designed to provide retirement benefits to Participants under:

(1) Employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals not subject to Code Section 457 and by taxable organizations for their employees and/or independent contractors ("Non-Section 457 Plans"), and

(2) Employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals that are subject to Code Section 457 for their employees and/or independent contractors ("Section 457 Plans").

PURCHASE

The Contracts may be purchased by eligible organizations on behalf of a group made up of their employees and/or independent contractors. The Contract Holder establishes an Account for eligible employees by completing an enrollment form (and any other required forms) and submitting it to the Company with an initial Purchase Payment. Purchase Payments are made by salary reduction or by lump sum payments from an eligible, existing plan. See "Contract Purchase."

REDEMPTION

The Contract Holder may withdraw all or a portion of the Account Value during the Accumulation Period by properly completing the Company's disbursement form and sending it to the Company. See "Charges and Deductions" and "Contracts--Withdrawals During Accumulation Period." Limitations apply to withdrawals from the Fixed Plus Account. (See Appendix III.)

DEFERRED SALES CHARGES

Amounts withdrawn may be subject to a deferred sales charge. The maximum deferred sales charge that could be assessed on a full or partial withdrawal is 5% of the amount withdrawn. See "Charges and Deductions--Deferred Sales Charge." Amounts withdrawn from GAA may be subject to a Market Value Adjustment. (See Appendix I.)

TAXES AND WITHHOLDING

Purchase Payments and investment results of the Separate Account credited to the value of the Account are generally not taxable until distributed or made available under the employer's Plan. Withholding for income tax may be imposed on certain withdrawals. See "Tax Status."

CONTRACT CHARGES

Certain charges are associated with these Contracts, for example, mortality and expense risk charges and administrative expense charges. The Funds are also subject to certain fees and expenses. Purchase Payments may also be subject to premium taxes. See "Charges and Deductions" for a complete explanation of these charges.

FREE LOOK PROVISION

Contract Holders have the right to cancel their Contract within 10 days after receiving it by returning it to the Company along with a written notice of cancellation. Unless state law requires otherwise, the amount the Contract Holder will receive on cancellation under this provision may reflect the investment performance of the Purchase Payments deposited in the separate account while invested. In certain cases, this may be less than the amount of the Purchase Payments. See "Contract Rights--Right to Cancel."

                                   FEE TABLE
                    (BASED ON YEAR ENDED DECEMBER 31, 1994)

This fee table is provided to assist in understanding the various fees and costs that you or a Contract Holder will bear directly or indirectly.(1) The table sets forth Separate Account charges due under the Contract as well as those deducted from the Funds' assets. The table does not take into account any premium taxes that may be applicable.

CONTRACT CHARGES AND EXPENSES
      DEFERRED SALES CHARGE (as a percentage of amount withdrawn):(2)

         INSTALLMENT PURCHASE PAYMENT ACCOUNT
  PURCHASE PAYMENT
  PERIODS COMPLETED                         DEDUCTION
  ----------------------------------------  ---------
  Less than 5                                    5%
  5 or more but less than 7                      4%
  7 or more but less than 9                      3%
  9 or 10                                        2%
  more than 10                                   0%


           SINGLE PURCHASE PAYMENT ACCOUNT
  ACCOUNT YEARS
  COMPLETED                                 DEDUCTION
  ----------------------------------------  ---------
  Less than 5                                    5%
  5 or more but less than 6                      4%
  6 or more but less than 7                      3%
  7 or more but less than 8                      2%
  8 or more but less than 9                      1%
  9 or more                                      0%

SEPARATE ACCOUNT ANNUAL EXPENSES --VARIABLE OPTIONS ONLY(3)

(Daily deductions, equal to the percentage shown on an annual basis, made from amounts allocated to the variable options)

During the Accumulation Period:
     Mortality and Expense Risk Fees                                       0.75%
     Administrative Expense Charge(4)                                      0.00%
     Total Separate Account Annual Expenses                                0.75%

During the Annuity Period:
     Mortality and Expense Risk Fees                                       1.25%
     Administrative Expense Charge(4)                                      0.00%
     Total Separate Account Annual Expenses                                1.25%
------------------------
(1)See "Charges and Deductions" in this Prospectus. For more information regarding expenses paid out of the assets of a particular Fund, see the Fund's prospectus.
(2) The total amount deducted for the deferred sales charge will not exceed 8.5% of the total Purchase Payments made to the Account. The deferred sales charge may be referred to in the Contract as a "surrender fee." See "Charges and Deductions--Charges for Withdrawals" for instances in which this charge may be waived.
(3) See "Charges and Deductions" for a description of these expenses.
(4) The Administrative Expense Charge is currently zero; however, we reserve the right to deduct a daily charge of not more than 0.25% (0% through April 30,1996) per year from the portion of Account Values held in the Separate Account.

FUNDING OPTION ANNUAL EXPENSES

(Except as noted, the following figures are a percentage of average net assets and, except where otherwise indicated, are based on figures for the year ended December 31, 1994)

                                           INVESTMENT
                                            ADVISORY          OTHER
                                            FEES(1)        EXPENSES(2)     TOTAL FUND
                                         (AFTER EXPENSE   (AFTER EXPENSE     ANNUAL
                                         REIMBURSEMENT)   REIMBURSEMENT)    EXPENSES
                                         --------------   --------------   -----------
 Aetna Variable Fund                          0.25%            0.05%          0.30%
 Aetna Income Shares                          0.25%            0.08%          0.33%
 Aetna Variable Encore Fund                   0.25%            0.07%          0.32%
 Aetna Investment Advisers Fund, Inc.         0.25%            0.07%          0.32%
 Aetna Ascent Variable Portfolio(3)           0.50%            0.20%          0.70%
 Aetna Crossroads Variable Portfolio(3)       0.50%            0.20%          0.70%
 Aetna Legacy Variable Portfolio(3)           0.50%            0.20%          0.70%
 Alger American Growth Portfolio              0.75%            0.11%          0.86%
 Alger American Small Cap Portfolio           0.85%            0.11%          0.96%
 Calvert Responsibly Invested Balanced
  Portfolio                                   0.70%            0.10%          0.80%
 Fidelity VIP II Contrafund
  Portfolio(3)                                0.62%            0.27%          0.89%
 Fidelity VIP Equity-Income
  Portfolio(4)                                0.52%            0.06%          0.58%
 Fidelity VIP Growth Portfolio(4)             0.62%            0.07%          0.69%
 Fidelity VIP Overseas Portfolio              0.77%            0.15%          0.92%
 Janus Aspen Aggressive Growth
  Portfolio(5)                                0.77%            0.28%          1.05%
 Janus Aspen Balanced Portfolio(5)            0.83%            0.74%          1.57%
 Janus Aspen Flexible Income
  Portfolio(5)                                0.30%            0.70%          1.00%
 Janus Aspen Growth Portfolio(5)              0.66%            0.22%          0.88%
 Janus Aspen Short-Term Bond
  Portfolio(5)                                0.00%            0.65%          0.65%
 Janus Aspen Worldwide Growth
  Portfolio(5)                                0.69%            0.49%          1.18%
 Lexington Natural Resources Trust(6)         1.00%            0.55%          1.55%
 Neuberger & Berman Growth Portfolio(7)       0.79%            0.12%          0.91%
 Scudder International Portfolio              0.88%            0.20%          1.08%
 TCI Growth(8)                                1.00%            0.00%          1.00%

--------------------------
(1)Certain of the unaffiliated Fund advisers have contracted to reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.
(2)A Fund's "Other Expenses" include operating costs of the Fund. The deduction of the above expenses are reflected in the Fund's net asset value and are not deducted from the Account Value under the Contract.
(3)These Funds have only limited operating history; therefore the expenses are estimated for the current fiscal year.
(4)A portion of the brokerage commission the Fund paid was used to reduce its expenses. Without this reduction, total operating expenses would have been 0.60% for the Equity-Income Portfolio and 0.70% for the Growth Portfolio.
(5)The expense figures shown are net of certain expense waivers from Janus Capital Corporation. Without such waivers, the Investment Advisory Fees, Other Expenses and Total Mutual Fund Annual Expenses for the Portfolios for the fiscal year ended December 31, 1994 would have been: 1.00%, 0.28% and 1.28%, respectively, for Janus Aspen Aggressive Growth Portfolio; 1.00%, 0.74% and 1.74%, respectively, for Janus Aspen Balanced Portfolio; 0.65%, 0.70% and 1.35%, respectively, for Janus Aspen Flexible Income Portfolio; 1.00%, 0.22% and 1.22%, respectively, for Janus Aspen Growth Portfolio;
   0.65%, 0.75% and 1.40%, respectively, for Janus Aspen Short-Term Bond Portfolio; and 1.00%, 0.49% and 1.49%, respectively, for Janus Aspen Worldwide Growth Portfolio. The waivers are voluntary and could be terminated upon 90 days' notice.
(6)These fees as a percentage of assets are higher than those for other similar funds, although the amounts of the fees are not due to the limited amount of assets in the Fund.
(7)Until May 1, 1995, the Portfolio had a Distribution Plan pursuant to Rule 12b-1 which provided for the reimbursement by Neuberger & Berman Management of certain distribution expenses, up to a maximum of 0.25% on an annual basis of the Portfolio's average daily net assets. The "Other Expenses" and "Total Annual Expenses" for the Portfolio do not include 0.02% which was paid by the Portfolio for the months of January through April 1995, since 12b-1 fees will not be charged after May 1, 1995.
(8)The Portfolio's investment adviser pays all expenses of the Portfolio except brokerage commissions, taxes, interest, fees and expenses of the non-interested directors (including counsel fees) and extraordinary expenses.

  HYPOTHETICAL ILLUSTRATION (EXAMPLE)

  THIS   EXAMPLE  IS  PURELY  HYPOTHETICAL.  IT   SHOULD  NOT  BE  CONSIDERED  A
  REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the Contract and a 5% return on assets.

                                           IF YOU WITHDRAW  YOUR ENTIRE  ACCOUNT   IF  YOU DO NOT  WITHDRAW YOUR ACCOUNT
                                           VALUE  AT  THE  END  OF  THE  PERIODS   VALUE, OR IF YOU ANNUITIZE DURING THE
                                           SHOWN,  YOU  WOULD PAY  THE FOLLOWING   PERIODS  SHOWN,  YOU  WOULD  PAY  THE
                                           EXPENSES,  INCLUDING  ANY  APPLICABLE   FOLLOWING EXPENSES (NO DEFERRED SALES
                                           DEFERRED SALES CHARGE:                  CHARGE IS REFLECTED):
                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------   ------   -------   -------   --------
 Aetna Variable Fund                         $63      $ 90      $119      $128       $11      $33       $ 58      $128
 Aetna Income Shares                         $63      $ 90      $120      $132       $11      $34       $ 60      $132
 Aetna Variable Encore Fund                  $63      $ 90      $120      $131       $11      $34       $ 59      $131
 Aetna Investment Advisers Fund, Inc.        $63      $ 90      $120      $131       $11      $34       $ 59      $131
 Aetna Ascent Variable Portfolio             $67      $101      $139      $174       $15      $46       $ 79      $174
 Aetna Crossroads Variable Portfolio         $67      $101      $139      $174       $15      $46       $ 79      $174
 Aetna Legacy Variable Portfolio             $67      $101      $139      $174       $15      $46       $ 79      $174
 Alger American Growth Portfolio             $68      $106      $147      $191       $16      $51       $ 88      $191
 Alger American Small Cap Portfolio          $69      $109      $152      $202       $17      $54       $ 93      $202
 Calvert Responsibly Invested Balanced
  Portfolio                                  $67      $104      $144      $185       $16      $49       $ 84      $185
 Fidelity VIP II Contrafund Portfolio        $68      $107      $148      $194       $17      $52       $ 89      $194
 Fidelity VIP Equity-Income Portfolio        $65      $ 98      $133      $160       $14      $42       $ 73      $160
 Fidelity VIP Growth Portfolio               $66      $101      $138      $172       $15      $46       $ 79      $172
 Fidelity VIP Overseas Portfolio             $69      $108      $149      $197       $17      $52       $ 90      $197
 Janus Aspen Aggressive Growth Portfolio     $70      $112      $156      $212       $18      $57       $ 97      $212
 Janus Aspen Balanced Portfolio              $75      $127      $181      $266       $24      $72       $124      $266
 Janus Aspen Flexible Income Portfolio       $69      $110      $154      $206       $18      $55       $ 95      $206
 Janus Aspen Growth Portfolio                $68      $107      $148      $193       $17      $51       $ 89      $193
 Janus Aspen Short-Term Bond Portfolio       $66      $100      $136      $168       $14      $44       $ 77      $168
 Janus Aspen Worldwide Growth Portfolio      $71      $115      $162      $225       $20      $61       $104      $225
 Lexington Natural Resources Trust           $75      $126      $180      $264       $23      $72       $123      $264
 Neuberger & Berman Growth Portfolio         $69      $108      $149      $197       $17      $52       $ 90      $197
 Scudder International Portfolio             $70      $112      $157      $215       $19      $58       $ 99      $215
 TCI Growth                                  $69      $110      $154      $206       $18      $55       $ 95      $206

                        CONDENSED FINANCIAL INFORMATION
   (SELECTED DATA FOR ACCUMULATION UNITS OUTSTANDING THROUGHOUT EACH PERIOD)

THE CONDENSED FINANCIAL INFORMATION PRESENTED BELOW FOR EACH OF THE YEARS IN THE TEN-YEAR PERIOD ENDED DECEMBER 31, 1994 (AS APPLICABLE), IS DERIVED FROM THE FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT, WHICH FINANCIAL STATEMENTS HAVE BEEN AUDITED BY KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS. THE FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1994 AND THE INDEPENDENT AUDITORS' REPORT THEREON, ARE INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION. THE ACCUMULATION UNIT VALUES AND THE PERCENTAGE CHANGE IN THE VALUE OF AN ACCUMULATION UNIT REFLECT A MORTALITY AND EXPENSE RISK CHARGE OF 1.25% FOR THE PERIODS SHOWN. AS OF THE DATE OF THIS PROSPECTUS, THE MORTALITY AND EXPENSE RISK CHARGE WAS REDUCED TO 0.75% DURING THE ACCUMULATION PERIOD. IT WILL INCREASE TO 1.25% DURING THE ANNUITY PERIOD.

                               1994          1993        1992        1991       1990       1989       1988       1987        1986
                           -------------  ----------  ----------  ----------  --------  ----------  --------  ----------  ----------

 AETNA VARIABLE FUND
 VALUE AT BEGINNING OF
  PERIOD                      $10.940     $10.378     $84.249       $67.496   $66.174   $51.900     $45.839     $43.994     $37.445
 VALUE AT END OF PERIOD       $10.698     $10.940     $10.378(2)    $84.249   $67.496   $66.174     $51.900     $45.839     $43,994
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                       (2.21)%      5.41%           (2)      24.82%     2.00%    27.50%      13.22%       4.19%      17.49%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                11,117,383     879,670       3,107       908,777   810,126   831,547     887,039   1,020,744   1,273,920

 AETNA INCOME SHARES
 VALUE AT BEGINNING OF
  PERIOD                      $11.006     $10.160     $37.815       $32.066   $29.752   $26.291     $24.734     $23.888     $21.203
 VALUE AT END OF PERIOD       $10.457     $11.006     $10.160(3)    $37.815   $32.066   $29,752     $26.291     $24.734     $23.888
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                       (4.99)%      8.33%           (3)      17.93%     7.78%    13.16%       6.29%       3.54%      12.66%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                 1,988,960     166,913       4,196       427,893   358,454   366,176     383,856     377,078     565,148

 AETNA VARIABLE
  ENCORE FUND
 VALUE AT BEGINNING OF
  PERIOD                      $10.223     $10.031     $34.122       $32.431   $30.285   $28.029     $26.401     $25.028     $23.660
 VALUE AT END OF PERIOD       $10.509     $10.223     $10.031(4)    $34.122   $32.431   $30.285     $28.029     $26.401     $25.028
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                        2.79%       1.91%           (4)       5.21%     7.09%     8.05%       6.17%       5.49%       5.78%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                 1,822,449      90,782       2,808       548,425   722,438   653,619     720,726     898,557     881,853

 AETNA INVESTMENT
  ADVISERS FUND, INC.
 VALUE AT BEGINNING OF
  PERIOD                      $11.164     $10.286     $12.717       $10.882   $10.423   $10.000(5)
 VALUE AT END OF PERIOD       $10.971     $11.164     $10.286(6)    $12.717   $10.882   $10.423
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                       (1.73)%      8.54%           (6)      16.86%     4.40%     4.23%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                 3,541,703     318,711       6,537     1,324,822   984,798   639,219

 ALGER AMERICAN SMALL
  CAP PORTFOLIO
 VALUE AT BEGINNING OF
  PERIOD                      $10.307     $10.000(7)
 VALUE AT END OF PERIOD       $ 9.622     $10.307
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                       (6.64)%      3.07%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                   441,809      31,855

 CALVERT RESPONSIBLY
  INVESTED BALANCED
  PORTFOLIO*
 VALUE AT BEGINNING OF
  PERIOD                      $11.010     $10.296     $10.000(8)
 VALUE AT END OF PERIOD       $10.518     $11.010     $10.296
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                       (4.47)%      6.93%       2.96%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                       752       1,383          82

 JANUS ASPEN AGGRESSIVE
  GROWTH PORTFOLIO
 VALUE AT BEGINNING OF
  PERIOD                      $10.000(9)
 VALUE AT END OF PERIOD       $10.319
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                        3.19%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  PERIOD                      131,702

                               1985
                            ----------
 AETNA VARIABLE FUND
 VALUE AT BEGINNING OF
  PERIOD                      $27.565
 VALUE AT END OF PERIOD       $37.445
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                       35.84%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                 1,089,637
 AETNA INCOME SHARES
 VALUE AT BEGINNING OF
  PERIOD                      $17.698
 VALUE AT END OF PERIOD       $21.203
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                       19.80%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                   533,123
 AETNA VARIABLE
  ENCORE FUND
 VALUE AT BEGINNING OF
  PERIOD                      $22.084
 VALUE AT END OF PERIOD       $23.660
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)                        7.14%
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD                 1,170,600
 AETNA INVESTMENT
  ADVISERS FUND, INC.
 VALUE AT BEGINNING OF
  PERIOD
 VALUE AT END OF PERIOD
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD
 ALGER AMERICAN SMALL
  CAP PORTFOLIO
 VALUE AT BEGINNING OF
  PERIOD
 VALUE AT END OF PERIOD
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD
 CALVERT RESPONSIBLY
  INVESTED BALANCED
  PORTFOLIO*
 VALUE AT BEGINNING OF
  PERIOD
 VALUE AT END OF PERIOD
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  OF PERIOD
 JANUS ASPEN AGGRESSIVE
  GROWTH PORTFOLIO
 VALUE AT BEGINNING OF
  PERIOD
 VALUE AT END OF PERIOD
 INCREASE (DECREASE) IN
  VALUE OF ACCUMULATION
  UNIT(1)
 NUMBER OF ACCUMULATION
  UNITS OUTSTANDING AT END
  PERIOD

                                          1994          1993           1992
                                       ----------    ----------    ------------

 JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
 VALUE AT BEGINNING OF PERIOD          $10.000(9)
 VALUE AT END OF PERIOD                $ 9.886
 INCREASE (DECREASE) IN VALUE OF
  ACCUMULATION UNIT(1)                   (1.14)%
 NUMBER OF ACCUMULATION UNITS
  OUTSTANDING AT END OF PERIOD          15,893

 LEXINGTON NATURAL RESOURCES TRUST
 VALUE AT BEGINNING OF PERIOD          $ 9.716       $10.000(10)
 VALUE AT END OF PERIOD                $ 9.079       $ 9.716
 INCREASE (DECREASE) IN VALUE OF
  ACCUMULATION UNIT(1)                   (6.56)%      (2.84)%
 NUMBER OF ACCUMULATION UNITS
  OUTSTANDING AT END OF PERIOD         141,076        27,908

 NEUBERGER & BERMAN GROWTH PORTFOLIO
 VALUE AT BEGINNING OF PERIOD          $12.990       $10.123         $10.000(8)
 VALUE AT END OF PERIOD                $12.199       $12.990         $10.123
 INCREASE (DECREASE) IN VALUE OF
  ACCUMULATION UNIT(1)                   (6.09)%       28.32%           1.23%
 NUMBER OF ACCUMULATION UNITS
  OUTSTANDING AT END OF PERIOD         228,370        71,556           2,275

 SCUDDER INTERNATIONAL PORTFOLIO
 VALUE AT BEGINNING OF PERIOD          $13.654       $10.051         $10.000(8)
 VALUE AT END OF PERIOD                $13.372       $13.654         $10.051
 INCREASE (DECREASE) IN VALUE OF
  ACCUMULATION UNIT(1)                   (2.07)%       35.85%           0.51%
 NUMBER OF ACCUMULATION UNITS
  OUTSTANDING AT END OF PERIOD         652,630       144,303             324

 TCI GROWTH
 VALUE AT BEGINNING OF PERIOD          $11.159       $10.232         $10.000(11)
 VALUE AT END OF PERIOD                $10.883       $11.159         $10.232
 INCREASE (DECREASE) IN VALUE OF
  ACCUMULATION UNIT(1)                   (2.48)%        9.06%           2.32%
 NUMBER OF ACCUMULATION UNITS
  OUTSTANDING AT END OF PERIOD         1,123,366     261,107           4,284

 (1) THE ABOVE FIGURES ARE CALCULATED BY SUBTRACTING THE BEGINNING ACCUMULATION UNIT VALUE FROM THE ENDING ACCUMULATION UNIT VALUE DURING A CALENDAR YEAR, AND DIVIDING THE RESULT BY THE BEGINNING ACCUMULATION UNIT VALUE. THESE FIGURES DO NOT REFLECT THE DEFERRED SALES CHARGES OR THE FIXED DOLLAR ANNUAL MAINTENANCE FEE, IF ANY. INCLUSION OF THESE CHARGES WOULD REDUCE THE INVESTMENT RESULTS SHOWN.

 (2) THE ACCUMULATION UNIT VALUE WAS CONVERTED TO $10.000 ON NOVEMBER 2, 1992 UPON THE COMMENCEMENT OF A NEW ADMINISTRATIVE SYSTEM. IMMEDIATELY PRIOR TO THAT DATE, THE ACCUMULATION UNIT VALUE OF THE FUND WAS $85.546. ON THE DATE OF CONVERSION, ADDITIONAL UNITS WERE ISSUED SO THAT ACCOUNT VALUES WERE NOT CHANGED AS A RESULT OF THE CONVERSION. THE PERCENTAGE CHANGE IN THE ACCUMULATION UNIT VALUE FROM THE BEGINNING OF THE YEAR TO THE DATE OF CONVERSION WAS 1.54%; THE PERCENTAGE CHANGE IN THE ACCUMULATION UNIT VALUE FROM THE DATE OF CONVERSION TO THE END OF THE YEAR WAS 3.78%.

 (3) THE ACCUMULATION UNIT VALUE WAS CONVERTED TO $10.000 ON NOVEMBER 2, 1992 UPON THE COMMENCEMENT OF A NEW ADMINISTRATIVE SYSTEM. IMMEDIATELY PRIOR TO THAT DATE, THE ACCUMULATION UNIT VALUE OF THE FUND WAS $39.496. ON THE DATE OF CONVERSION, ADDITIONAL UNITS WERE ISSUED SO THAT ACCOUNT VALUES WERE NOT CHANGED AS A RESULT OF THE CONVERSION. THE PERCENTAGE CHANGE IN THE
     ACCUMULATION UNIT VALUE FROM THE BEGINNING OF THE YEAR TO THE DATE OF CONVERSION WAS 4.45%; THE PERCENTAGE CHANGE IN THE ACCUMULATION UNIT VALUE FROM THE DATE OF CONVERSION TO THE END OF THE YEAR WAS 1.60%.

 (4) THE ACCUMULATION UNIT VALUE WAS CONVERTED TO $10.000 ON NOVEMBER 2, 1992 UPON THE COMMENCEMENT OF A NEW ADMINISTRATIVE SYSTEM. IMMEDIATELY PRIOR TO THAT DATE, THE ACCUMULATION UNIT VALUE OF THE FUND WAS $34.828. ON THE DATE OF CONVERSION, ADDITIONAL UNITS WERE ISSUED SO THAT ACCOUNT VALUES WERE NOT CHANGED AS A RESULT OF THE CONVERSION. THE PERCENTAGE CHANGE IN THE ACCUMULATION UNIT VALUE FROM THE BEGINNING OF THE YEAR TO THE DATE OF CONVERSION WAS 2.07%; THE PERCENTAGE CHANGE IN THE ACCUMULATION UNIT VALUE FROM THE DATE OF CONVERSION TO THE END OF THE YEAR WAS 0.31%.

 (5) THE INITIAL ACCUMULATION UNIT VALUE WAS ESTABLISHED AT $10.000 ON JUNE 23, 1989, THE DATE ON WHICH THE FUND COMMENCED OPERATIONS.

 (6) THE ACCUMULATION UNIT VALUE WAS CONVERTED TO $10.000 ON NOVEMBER 2, 1992 UPON THE COMMENCEMENT OF A NEW ADMINISTRATIVE SYSTEM. IMMEDIATELY PRIOR TO THAT DATE, THE ACCUMULATION UNIT VALUE OF THE FUND WAS $12.991. ON THE DATE OF CONVERSION, ADDITIONAL UNITS WERE ISSUED SO THAT ACCOUNT VALUES WERE NOT CHANGED AS A RESULT OF THE CONVERSION. THE PERCENTAGE CHANGE IN THE ACCUMULATION UNIT VALUE FROM THE BEGINNING OF THE YEAR TO THE DATE OF CONVERSION WAS 2.15%; THE PERCENTAGE CHANGE IN THE ACCUMULATION UNIT VALUE FROM THE DATE OF CONVERSION TO THE END OF THE YEAR WAS 2.86%.

 (7) THE INITIAL ACCUMULATION UNIT VALUE WAS ESTABLISHED AT $10.000 ON SEPTEMBER 17, 1993, THE DATE ON WHICH THE PORTFOLIO BECAME AVAILABLE UNDER THE CONTRACT.

 (8) THE INITIAL ACCUMULATION UNIT VALUE WAS ESTABLISHED AT $10.000 ON NOVEMBER 2, 1992, THE DATE ON WHICH THE FUND/PORTFOLIO BECAME AVAILABLE UNDER THE CONTRACT.

 (9) THE INITIAL ACCUMULATION UNIT VALUE WAS ESTABLISHED AT $10.000 DURING OCTOBER 1994, WHEN THE FUNDS WERE FIRST RECEIVED IN THIS OPTION.

(10) THE INITIAL ACCUMULATION UNIT VALUE WAS ESTABLISHED AT $10.000 ON MAY 26, 1993, THE DATE ON WHICH THE FUND BECAME AVAILABLE UNDER THE CONTRACT.

(11) THE INITIAL ACCUMULATION UNIT VALUE WAS ESTABLISHED AT $10.000 ON AUGUST 21, 1992, THE DATE ON WHICH THE FUND BECAME AVAILABLE UNDER THE CONTRACT.

* FORMERLY CALVERT SOCIALLY RESPONSIBLE SERIES

                                PERFORMANCE DATA

From time to time, we may advertise performance data for the various investment options under the Contracts. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment option over a period of time, usually a calendar year. It is determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset based charges under the Contracts but will not reflect the deduction of any applicable deferred sales charge. The deduction of any applicable deferred sales charge would reduce any percentage increase or make greater any percentage decrease.

Any advertisement will also include total return figures calculated as required by the SEC, as described in the Statement of Additional Information. The total return figures do reflect the deduction of any applicable deferred sales charge, as well as any other Separate Account expenses.

         THE COMPANY, THE SEPARATE ACCOUNT AND DESCRIPTION OF THE FUNDS

THE COMPANY

Aetna Life Insurance and Annuity Company ("Company," "us" or "we"), the depositor for the Separate Account, is a stock life insurance company organized in 1976 under the insurance laws of the State of Connecticut. As of December 31, 1994, the Company managed over $20.4 billion of assets. As of December 31, 1993, the Company ranked among the top 2% of all U.S. life insurance companies by size. We are a wholly owned subsidiary of Aetna Life and Casualty Company which, with its subsidiaries, constitutes one of the nation's largest diversified financial services organizations. Our Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

THE SEPARATE ACCOUNT

Variable Annuity Account B is a separate account established by the Company in 1976 under the laws of the State of Connecticut. The Separate Account was formed for the purpose of segregating assets attributable to the variable portions of Contracts from Company assets. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940.

Although the Company holds title to the assets of the Separate Account, such assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. However, all obligations of the Company arising under the Contracts are general corporate obligations of the Company.

DESCRIPTION OF THE FUNDS

The Contract Holder will designate some or all of the mutual funds described below as variable funding options under the Contract. The Contract Holder, or you, if allowed by the Contract Holder may select one or more of the Funds for investment of the Purchase Payments made on your behalf. Except where noted, all of the Funds are diversified as defined in the Investment Company Act of 1940.

-AETNA VARIABLE FUND seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.

-AETNA INCOME SHARES seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.

-AETNA VARIABLE ENCORE FUND seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high quality "money market" instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

-AETNA INVESTMENT ADVISERS FUND, INC. is a managed mutual fund which seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents, based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects.

-AETNA GENERATION PORTFOLIOS, INC.--AETNA ASCENT VARIABLE PORTFOLIO seeks to provide capital appreciation by allocating its investments among equities and fixed income securities. Aetna Ascent Variable Portfolio is managed for investors who generally have an investment horizon exceeding 15 years, and who have a high level of risk tolerance. See the Fund's prospectus for a discussion of the risks involved.

-AETNA GENERATION PORTFOLIOS, INC.--AETNA CROSSROADS VARIABLE PORTFOLIO seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized) by allocating its investments among equities and fixed income securities. Aetna Crossroads Variable Portfolio is managed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

-AETNA GENERATION PORTFOLIOS, INC.--AETNA LEGACY VARIABLE PORTFOLIO seeks to provide total return consistent with preservation of capital by allocating its investments among equities and fixed income securities. Aetna Legacy Variable Portfolio is managed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.

-ALGER AMERICAN FUND--ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization-- present market value per share multiplied by the total number of shares outstanding--of $1 billion or greater. Income is a consideration in the selection of investments but is not an investment objective.

-ALGER AMERICAN FUND--ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks capital return through investment in the common stock of smaller companies offering the potential for significant price gain. It invests at least 85% of its net assets in equity securities and at least 65% of its net assets in equity securities of companies that, at the time of purchase, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--of less than $1 billion. Investing in smaller companies may present risks not present in investments in larger companies. See the Fund's prospectus for a discussion of these risks.

-CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO is a non-diversified portfolio that seeks growth of capital through investment in stocks, bonds and money market instruments issued by enterprises that make a significant contribution to society through their products and services and through the way they do business. Prior to May 1, 1995, the Fund was known as the Calvert Socially Responsible Series.

-FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND II--CONTRAFUND PORTFOLIO seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.

-FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND--EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.

-FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND--GROWTH PORTFOLIO seeks to achieve capital appreciation by investing primarily in common stock, although the Fund is not limited to any one type of security.

-FIDELITY INVESTMENTS' VARIABLE INSURANCE PRODUCTS FUND--OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities (at least 65% from at least three countries outside of North America). International investments such as these involve greater risks than U.S. investments.

-JANUS ASPEN SERIES--AGGRESSIVE GROWTH PORTFOLIO is a non-diversified portfolio that seeks long-term growth of capital by emphasizing investments in common stocks of companies with market capitalizations between $1 billion and $5 billion.

-JANUS ASPEN SERIES--BALANCED PORTFOLIO seeks both long-term growth of capital and current income. The Portfolio is designed for investors who want to participate in the equity markets through a more moderate investment than a pure growth fund. Investments in income-producing securities are intended to result in a portfolio that provides a more consistent total return than may be attainable through investing solely in growth stocks. The Portfolio is not designed for investors who desire a consistent level of income.

-JANUS ASPEN SERIES--FLEXIBLE INCOME PORTFOLIO seeks to maximize total return, consistent with preservation of capital, from a combination of current income and capital appreciation. Janus Aspen Flexible Income Portfolio invests in all types of income-producing securities, and may have substantial holdings of debt securities rated below investment grade ("high yield, high risk securities") also commonly known as "junk bonds." High yield, high risk securities involve certain risks. See the Fund's prospectus for a discussion of these risks.

-JANUS ASPEN SERIES--GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of a large number of issuers of any size. The Portfolio generally emphasizes issuers with large market capitalizations.

-JANUS ASPEN SERIES--SHORT-TERM BOND PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital by investing primarily in short and intermediate-term fixed income securities. The Portfolio will normally maintain a dollar-weighted average portfolio maturity of less than three years, but not to exceed five years depending upon its portfolio manager's opinion of prevailing market, financial and economic conditions.

-JANUS ASPEN SERIES--WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks of companies of foreign and domestic issuers of any size. The Portfolio normally invests in issuers from at least five different countries including the United States. International investments involve risks not present in U.S. Securities.

-LEXINGTON NATURAL RESOURCES TRUST is a non-diversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own, or develop natural resources and other basic commodities or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation. The Fund may invest up to 25% of its total assets in foreign securities. Foreign investing involves risks that differ from those involved in domestic investing. See the Fund's prospectus for a discussion of these risks.

-NEUBERGER & BERMAN  ADVISERS MANAGEMENT TRUST--GROWTH  PORTFOLIO seeks  capital growth through investments in common stocks of companies that the investment adviser believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation.

-SCUDDER VARIABLE LIFE INVESTMENT FUND--INTERNATIONAL PORTFOLIO seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities. See the Fund's prospectus for a discussion of the risks involved.

-TCI PORTFOLIOS, INC.--TCI GROWTH (a Twentieth Century Fund) seeks capital growth by investing in common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of TCI Growth's management, have better than average potential for appreciation. TCI Growth tries to stay fully invested in such securities, regardless of the movement of prices generally. The Fund may invest in foreign securities. Foreign investing involves risks that differ from those involved in domestic investing. See the Fund's prospectus for a discussion of these risks.

There is no assurance that the Funds will achieve their investment objectives. Participants bear the full investment risk of investments in the Funds selected. Contract Holders should read the accompanying prospectuses of the Funds carefully before investing.

Some of the above funds may use instruments known as derivatives as part of their investment strategies as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Funds for a discussion of the risks associated with an investment in those funds.

FUND INVESTMENT ADVISERS

The following identifies the investment adviser and the subadvisers, if any, for each Fund.

             FUND                    INVESTMENT ADVISER               SUBADVISER
------------------------------  -----------------------------  ------------------------
Aetna Variable Fund             Aetna Life Insurance and                  --
                                  Annuity Company (ALIAC)
Aetna Income Shares             ALIAC                                     --
Aetna Variable Encore Fund      ALIAC                                     --
Aetna Investment Advisers       ALIAC                                     --
  Fund, Inc.
Aetna Ascent Variable           ALIAC                                     --
  Portfolio

             FUND                    INVESTMENT ADVISER               SUBADVISER
------------------------------  -----------------------------  ------------------------
Aetna Crossroads Variable       ALIAC                                     --
  Portfolio
Aetna Legacy Variable           ALIAC                                     --
  Portfolio

Alger American Growth           Fred Alger Management, Inc.               --
  Portfolio
Alger American Small Cap        Fred Alger Management, Inc.               --
  Portfolio

Calvert Responsibly Invested    Calvert Asset Management       NCM Capital Management
  Balanced Portfolio              Company, Inc.                  Group, Inc.

Fidelity Contrafund Portfolio   Fidelity Management &                     --
                                  Research Company
Fidelity Equity-Income          Fidelity Management &                     --
  Portfolio                       Research Company
Fidelity Growth Portfolio       Fidelity Management &                     --
                                  Research Company
Fidelity Overseas Portfolio     Fidelity Management &                     --
                                  Research Company

Janus Aspen Aggressive Growth   Janus Capital Corporation                 --
  Portfolio
Janus Aspen Balanced Portfolio  Janus Capital Corporation                 --
Janus Aspen Flexible Income     Janus Capital Corporation                 --
  Portfolio
Janus Aspen Growth Portfolio    Janus Capital Corporation                 --
Janus Aspen Short-Term Bond     Janus Capital Corporation                 --
  Portfolio
Janus Aspen Worldwide Growth    Janus Capital Corporation                 --
  Portfolio

Lexington Natural Resources     Lexington Management           Market Systems Research
  Trust                           Corporation                    Advisors, Inc.

Neuberger & Berman Growth       Neuberger & Berman Management  Neuberger & Berman
  Portfolio                       Incorporated

Scudder International           Scudder, Stevens & Clark,                 --
  Portfolio                       Inc.

TCI Growth                      Investors Research                        --
                                  Corporation

More comprehensive information, including a discussion of potential risks, is found in the current prospectus for each Fund which is distributed with this Prospectus. Additional prospectuses and the Statements of Additional Information for this Prospectus and each of the Funds can be obtained by writing to our Home Office, Attention: Annuity Operations, or by calling 1-800-525-4225.

SHARED AND MIXED FUNDING

Shares of the Funds are sold to us for funding variable annuities. The Funds may be sold to other companies for the same purpose. This is referred to as "shared funding." Shares of the Funds may also be used for funding variable life insurance policies through variable life separate accounts sponsored by us or by third parties. This is referred to as "mixed funding."

It is conceivable that, in the future, it may be disadvantageous for variable annuity separate accounts and variable life separate accounts of the same or of an unaffiliated insurance company to invest in these Funds simultaneously, since the interests of the contract holders or policy owners or of the insurance companies may differ. Each Fund's Board of Trustees or Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

ADDITIONAL FUNDS, LIMITATIONS ON SELECTION OF FUNDS AND SUBSTITUTION OF FUNDS

We may, from time to time, add additional mutual funds as eligible variable funding options under the Contracts. In such event, the Contract Holder or you, if permitted by the Contract Holder, may be permitted to select from these other funds, subject to any conditions that may be imposed in connection with those options. No more than 18 different choices may be made over the life of the Account.

The Company's current policy is to allow only Aetna Variable Fund, Aetna Income Shares and Aetna Investment Advisers Fund, Inc. to be used as variable investment options during the Annuity Period. See "Annuity Period--Annuity Period Elections."

The Contract Holder may decide to offer only a select number of Funds as funding options under its Plan, or may decide to substitute shares of one Fund for shares of another Fund currently held by the Separate Account.

                                    PURCHASE

CONTRACT PURCHASE

An organization eligible to establish deferred compensation plans may acquire a group Contract for its Plan by filling out the appropriate master application form and returning it to the Company or to a Distributor for delivery to the Company. Once we approve the application, a group Contract is issued to the organization as Contract Holder. The Contract Holder exercises all rights under the Contracts. See "Contracts." A Single Purchase Payment Account will be established for lump-sum transfers of amounts accumulated under a preexisting Plan. An installment Purchase Payment Account will be issued for continuing, periodic payments.

Employees of the Contract Holder may fill out an enrollment form or forms and return them to the Company or to a Distributor for delivery to the Company for review, acceptance or rejection. The Company must accept or reject an application or enrollment form within two business days of its receipt. If the application or enrollment form is incomplete, the Company may hold it and any accompanying Purchase Payment for five days. Purchase Payments may be held for longer periods only with the consent of the Contract Holder or Participant, pending acceptance of the application or enrollment form. If the application or enrollment form is accepted, a Contract will be issued to the Contract Holder or the Purchase Payment will be accepted. Any Purchase Payment accompanying the application or enrollment form or received prior to acceptance of the application or enrollment form, will be invested as of the date of acceptance. If the application or enrollment form is rejected, the application or enrollment form and any Purchase Payments will be returned to the Contract Holder. Initial payments held for longer than the five business days will be deposited in the Aetna Variable Encore Fund until the forms are completed.

For Contracts sold to taxable organizations, this Contract may be aggregated with other Annuity Contracts purchased by the Contract Holder from us (and our affiliates) on or after October 21, 1988 for purposes of determining the taxable portion of payments from this Contract. (See "Tax Status.")

The Contract Holder may cancel the contract within 10 days after receiving it (or as otherwise allowed by state law). See "Contracts--Right to Cancel" for more information.

PURCHASE PAYMENTS

Once the application or enrollment form is accepted, Purchase Payments will be credited to an Account for allocation to the applicable funding options. If required, premium taxes will be deducted prior to crediting the Purchase Payments to the Account. See "Charges and Deductions--Premium Tax" and "Determining Contract Value--Accumulation Units."

The Code may limit the total amount of Purchase Payments made on a Participant's behalf in a year. See "Tax Status."

MINIMUM AND MAXIMUM PURCHASE PAYMENTS

There is currently no minimum amount for lump-sum purchase payments; however, the Company reserves the right to set such a minimum in the future. Installment Purchase Payments must be at least $100 per month ($1,200 annually) per Participant, and may not be less than $25 per payment. In addition, a distinct Account will be established for each lump-sum payment of $10,000 or more per Participant.

Single Purchase Payment Accounts are established for lump-sum transfers to the Company of amounts accumulated under a pre-existing Plan involving at least $75,000 with an average Purchase Payment of $10,000 or more per Participant.

The Code imposes a maximum limit on annual Purchase Payments that may be excluded from your gross income. For Section 457 Plan Participants, such limit is generally the lesser of $7,500 or 33 1/3% of your includable compensation (25% of gross compensation).

ALLOCATING PURCHASE PAYMENTS

Each Purchase Payment is forwarded to us through a Distributor.

The Contract Holder or you, if permitted by the Contract Holder, may elect to have each Purchase Payment accumulate (i) on a variable basis through the Separate Account by investment in shares of one or more of the Funds; (ii) through the Fixed Account or the Fixed Plus Account (see Appendix II and III);
(iii) under the Guaranteed Accumulation Account; or (iv) in a combination of (i)
(ii) and (iii). Not all options are available under all Plans. Your enrollment materials should indicate which options are available for you. The Contract Holder, or you, if permitted by the Contract Holder, must indicate on the enrollment forms how the Purchase Payments should be allocated among the options. The allocations must be in terms of whole percentages. All Purchase Payments received thereafter will be allocated in the same percentages until new allocation instructions are received. See the applicable Appendix regarding the allocation of amounts to the Fixed Account, Fixed Plus Account, or the Guaranteed Accumulation Account.

DESIGNATIONS OF ANNUITANT

Under the terms of the Contract, the Participant must be the Annuitant. See "Contracts--Rights Under the Contract."

DISTRIBUTION

The Company will serve as Underwriter for the securities sold by this Prospectus. The Company is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. (NASD). As Underwriter, the Company will contract with one or more registered broker-dealers ("Distributors"), including at least one affiliate of the Company, to offer and sell the Contracts. All persons offering and selling the Contracts must be registered representatives of the Distributors and must also be licensed as insurance agents to sell Variable Annuity Contracts. These registered representatives may also provide services to Participants in connection with establishing their Accounts under the Contract.

Persons offering and selling the Contracts may receive commissions in connection with the sale of the Contracts. The maximum percentage amount that the Company will ever pay as commission with respect to any given Purchase Payment is with respect to those made during the first year of Purchase Payments under an Account. That percentage amount will range from 1% to 6% of those Purchase Payments. The Company may also pay renewal commissions on

Purchase Payments made after the first year and asset-based service fees. The average of all payments made by the Company is estimated to equal approximately 3% of the total Purchase Payments made over the life of an average Contract. The Company may also reimburse the Distributor for certain actual expenses. The name of the Distributor and the registered representative responsible for your Account are set forth on your enrollment form. Commissions and sales related expenses are paid by the Company and are not deducted from Purchase Payments. See "Charges and Deductions--Deferred Sales Charge."

Occasionally, we may pay commissions and fees to Distributors which are affiliated or associated with the Contract Holder or the Participants. We may also enter into agreements with some entities associated with the Contract
Holder or Participants in which we would agree to pay the association for certain services in connection with administering the Contracts. In both these circumstances there may be an understanding that the Distributor or association would endorse the Company as a provider of the Contract. You will be notified if you are purchasing a Contract that is subject to these arrangements.

                           DETERMINING CONTRACT VALUE

ACCUMULATION UNITS

A Purchase Payment that is directed to one or more of the Funds is deposited in the Separate Account and credited to the Account in the form of Accumulation Units for each Fund selected. The number of Accumulation Units credited is determined by dividing the applicable portion of the Purchase Payment by that Contract's Accumulation Unit value of the appropriate Fund. The Accumulation Unit value used is that next-computed following the date on which a Purchase Payment is received, unless the application has not been accepted. In that event, Purchase Payments will be credited at the Accumulation Unit value next determined after acceptance of the application. Shares of the Funds are purchased by the Separate Account at the net asset value next determined by the Fund following receipt of Purchase Payments by the Separate Account. The value of Accumulation Units attributable to the Funds will be affected by the investment performance, expenses and charges of those Funds.

Accumulation Units are valued separately for each Fund. Therefore, if you elect to have a Purchase Payment invested in a combination of Funds, you will have Accumulation Units credited from more than one source. The value of your Account as of the most recent Valuation Period is determined by adding the value of any Accumulation Units attributed to the Fund(s) you have selected to the value of any amounts invested in the Fixed Account, Fixed Plus Account and in GAA.

NET INVESTMENT FACTOR

The value of an Accumulation Unit for any Valuation Period is calculated by multiplying the Accumulation Unit value for the immediately preceding Valuation Period by the net investment factor of the appropriate investment option for the current period.

The net investment factor is calculated separately for each Fund in which assets of the Separate Account are invested. It is determined by adding 1.0000000 to the net investment rate.

The net investment rate equals (a) the net assets of the Fund held by the Separate Account at the end of a Valuation Period, minus (b) the net assets of the Fund held by the Separate Account at the beginning of a Valuation Period, plus or minus (c) taxes or provision for taxes, if any, attributable to the operation of the Separate Account, divided by (d) the value of the Fund's Accumulation and Annuity Units held by the Separate Account at the beginning of the Valuation Period, minus (e) a daily charge at an annual rate of 0.75% for the mortality and expense risks during the Accumulation Period (1.25% during the Annuity Period), and a daily administrative expense charge which will not exceed 0.25% (0% through April 30, 1996) on an annual basis. The net investment rate may be more or less than zero.

                                   CONTRACTS

GENERAL

The Contracts are annuities which means that they provide payments in the future for a fixed period or for life. See "Annuity Period." The amount of the payments made during the Annuity Period will be determined by the amount of Purchase Payments received by the Company for your Account and on the investment results of the funding options that the Contract Holder, or you, if applicable, has selected. The Contracts offer the ability to have Purchase Payments allocated to a fixed account which guarantees a minimum rate of interest, to the Guaranteed Accumulation Account, or to the Separate Account which allows the amounts to be invested in the shares of a variety of different funds. See "Description of the Funds."

The Contracts described in this Prospectus are designed to provide retirement benefits to Participants under:

(1)Employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals not subject to Code Section 457 and by taxable organizations for their employees and/or independent contractors ("Non-Section 457 Plans"); and

(2)Employer-sponsored   deferred  compensation  plans  sponsored  by  tax-exempt
   organizations for deferrals that are subject to Code Section 457 for their employees and/or independent contractors ("Section 457 Plans").

RIGHT TO CANCEL

The Contract Holder may cancel the Contract no later than ten days after receiving it (or as otherwise allowed by state law) by returning it, along with a written notice of cancellation, to us. We will produce a refund not later than seven days after receiving the Contract and the written notice at our Home Office. Unless the applicable state law requires a refund of Purchase Payments only, we will refund the Purchase Payment(s) plus any increase or minus any decrease in the value attributable to any Purchase Payments allocated to the variable option(s).

RIGHTS UNDER THE CONTRACT

All rights under the Contract rest with the Contract Holder, which is usually the employer or other obligor under the Plan. The Contract will be part of the employer's general assets, subject to the claims of its general creditors. Benefits available to you are governed exclusively by the provisions of the Plan and are backed only by the general assets of the employer. Some of the options and elections under the Contract may not be available to you under the provisions of the Plan. Contact your employer for information regarding the specifics of your plan.

ALLOCATION CHANGES AND TRANSFERS

During each calendar year, the Contract Holder, or you, if permitted by the Contract Holder, may change the allocation of future Net Purchase Payments among the allowable investment options. Unlimited allocation changes are allowed.

You may also make any number of transfers of not less than $500 among funding options during the calendar year, without charge.

Any transfer will be based on the Accumulation Unit value next determined after we receive a valid request at our Home Office. See Appendix I, II, and III for information on transfers from credited interest options.

During the Annuity Period, transfers of accumulated values are not allowed.

WITHDRAWALS DURING ACCUMULATION PERIOD

The Contract Holder may withdraw all or a portion of the Account Value during the Accumulation Period by properly completing a disbursement form and sending it to the Home Office. Disbursement forms are available from the Company and our representatives. Withdrawals may be requested in one of the following ways:

- FULL WITHDRAWAL OF THE CONTRACT: The amount paid will be the full value of the Funds, GAA and the Fixed Account held in all Accounts minus any applicable deferred sales charge plus one-fifth of the amount held in the Fixed Plus Account*, minus any Fixed Plus Account withdrawals, transfers or annuitizations made in the prior 12 months. Amount withdrawn from GAA may be subject to a market value adjustment. See Appendix I.

- FULL WITHDRAWAL OF AN ACCOUNT: The amount paid will be the full value of the Funds, GAA and the Fixed Account held in the Account minus any applicable deferred sales charge plus one-fifth of the amount held in the Fixed Plus Account*, minus any Fixed Plus Account withdrawals, transfers or annuitizations made in the prior 12 months. Amounts withdrawn from GAA may be subject to a market value adjustment. See Appendix I.

- PARTIAL WITHDRAWAL (PERCENTAGE): The amount paid will be the percentage of the Account value requested minus any applicable deferred sales charge. However, amounts withdrawn from the Fixed Plus Account may not exceed 20% minus any Fixed Plus Account withdrawals, transfers or annuitizations in the prior 12 months.** Amounts withdrawn from GAA may be subject to a market value adjustment. See Appendix I.

- PARTIAL WITHDRAWAL (SPECIFIC DOLLAR AMOUNT): The amount paid will be the dollar amount requested. However, the amount withdrawn from the Account will equal the dollar amount requested, plus any applicable deferred sales charge. The amount withdrawn from the Fixed Plus Account may not exceed 20% minus any Fixed Plus Account withdrawals, transfers or annuitizations in the prior 12 months.** Amounts withdrawn from GAA may be subject to a market value adjustment. See Appendix I.

* Note: The balance of the amount held in the Fixed Plus Account will be paid in four annual installments. If a full withdrawal is due to death or annuitization, or if the Account Value is $3,500 or less (and no withdrawals, transfers or annuitizations have been made from the Account within the prior twelve months), the entire amount held in the Fixed Plus Account will be paid in one lump sum (or used to provide Annuity payments) rather than in annual installments. See Appendix III for more information.

**The 20% limit is waived if the partial withdrawal is due to annuitization or death. See Appendix III for more information.

All amounts paid will be based on Account Values as of the end of the Valuation Period in which the request is received in the Home Office. If a later payment date is specified, the amount paid will be based on the Account Value as of that date. For any partial withdrawal, unless requested otherwise by the Contract Holder, the value of the Accumulation Units cancelled will be withdrawn proportionately from each investment option used under the Account.

Payments for withdrawal requests (subject to the above limitations on withdrawals from the Fixed Plus Account) will be made in accordance with SEC requirements, but normally not later than seven calendar days after a properly completed disbursement form is received at our Home Office or within seven calendar days of the date the disbursement form may specify. Payments may be delayed for: (a) any period in which the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings) or in which trading on the Exchange is restricted; (b) any period in which an emergency exists where disposal of securities held by the funds is not reasonably practicable or where it is not reasonably practicable for the value of the assets of the Funds to be fairly determined; or (c) such other periods as the SEC may by order permit for the protection of Contract Holders and Participants. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

For Contracts sold to taxable organizations, tax treatment of withdrawals from this Contract may be modified if the Contract Holder owns other Annuity Contracts issued by the Company (and its affiliates) that were purchased on or after October 21, 1988. (See "Tax Status.")

                             CHARGES AND DEDUCTIONS

This section describes the maximum Contract charges which we may deduct for administrative expenses and sales-related expenses. A description of mortality and expense risk charges and Fund expenses is also included.

Certain Contract Holders may qualify for a reduction of the charges described in this section. We will not reduce or eliminate any charges that would be unfairly discriminatory to any other Contract Holders.

MORTALITY AND EXPENSE RISK CHARGES

We make a daily deduction from the Separate Account for mortality and expense risks. The deduction, made as part of the calculation of Accumulation Unit value(s), is equivalent to 0.75% per year. During the Annuity Period, the deduction for mortality and expense risks is equivalent to 1.25%. The mortality risk charge is to compensate us for the risk we assume when we promise to continue making payments for the lives of individual Annuitants according to Annuity rates specified in the Contract at issue. The expense risk charge is to compensate us for the risk that actual expenses for costs incurred under the Contract will exceed the maximum costs that can be charged under the Contract. For 1994, we received $8,918,042 for mortality and expense risks from Contracts under Account B.

ADMINISTRATIVE EXPENSE CHARGE

We reserve the right to deduct a daily charge of not more than 0.25% per year from the variable portion of Contract values to reimburse us for some of the expenses incurred by us for administering the Contract. We will establish this charge on an annual basis effective each May 1 through April 30 of the following year. During the Accumulation Period, the charge may fluctuate annually. Once an Annuity option is elected, no further change will be made to the then-effective administrative fee deducted from the variable portion of Annuity Payments.

For the period through April 30, 1996, we have established the charge to be zero. Since the administrative expense charge is a percentage of the variable portion of Account Values, there may be no relationship between the amount so deducted and the amount of expenses attributable to the Contract.

FUND EXPENSES

Each Fund has an investment adviser. An investment advisory fee, based on the Fund's average net assets, is deducted from the assets of each Fund and paid to the investment adviser.

Most expenses incurred in the operations of each Fund are borne by that Fund. Fund advisers may reimburse the Funds they advise for some or all of these expenses. For further details on each Fund's expenses, you and the Contract Holder should read the accompanying prospectus for each Fund, and refer to the Fee Table in this Prospectus.

CHARGES FOR WITHDRAWALS (DEFERRED SALES CHARGE)

There are no deductions from Purchase Payments for sales or administrative expenses. However, if all or any portion of an Account value is withdrawn during the Accumulation Period, a percentage of the amount withdrawn may be deducted from that amount as a deferred sales charge, so that we may recover sales and administration-related expenses. In addition, if the nonlifetime Annuity option is elected on a variable basis and the remaining value is withdrawn before three years of Annuity payments have been completed, the applicable deferred sales charge will be assessed. (See "Annuity Options.") (For a further explanation of a deferred sales charge calculation, see "Withdrawals During Accumulation Period.")

The following tables reflect the deferred sales charge deduction as a percentage of the amount withdrawn from the Funds, GAA and the Fixed Account.

           INSTALLMENT PURCHASE PAYMENT ACCOUNTS:
  PURCHASE PAYMENT                           DEFERRED SALES
  PERIODS COMPLETED                         CHARGE DEDUCTION
  ----------------------------------------  ----------------
  Less than 5                                      5%
  5 or more but less than 7                        4%
  7 or more but less than 9                        3%
  9 or 10                                          2%
  More than 10                                     0%

              SINGLE PURCHASE PAYMENT ACCOUNTS:
  ACCOUNT YEARS                              DEFERRED SALES
  COMPLETED                                 CHARGE DEDUCTION
  ----------------------------------------  ----------------
  Less than 5                                      5%
  5 or more but less than 6                        4%
  6 or more but less than 7                        3%
  7 or more but less than 8                        2%
  8 or more but less than 9                        1%
  9 or more                                        0%

The deduction for the deferred sales charge will not exceed 8.5% of the total Purchase Payments made to the Account.

For all Non-Section 457 Plans, a deferred sales charge is not deducted from any portion of the Account Value which is:

(a) applied to provide Annuity benefits;
(b) withdrawn on or after the tenth anniversary of the effective date of the Account or Plan Account;
(c) paid due to the death of the Participant;
(d) withdrawn due to the election of the Systematic Withdrawal Option;
(e) paid where the Account Value is $3,500 or less and no amount has been withdrawn from that Account within the prior 12 months. If more than one Account is being fully withdrawn on behalf of a Participant, all Account Values will be added together to determine eligibility for the $3,500 exemption. This provision is not available under Plan Accounts (where
    Accounts are not maintained by the Company) nor is it applicable to the withdrawal of all Accounts under one Contract established with the Company;
(f) paid due to the Participant's separation from service with the employer; or
(g) withdrawn from an installment Purchase Payment Account provided the Participant is at least age 59 1/2 and nine Purchase Payment periods have been completed.

For Section 457 Plans, a deferred sales charge is not deducted from any portion of the Account Value which is:

(a) applied to provide Annuity benefits;
(b) withdrawn on or after the tenth anniversary of the effective date of the Account or Plan Account;
(c) paid due to the death of the Participant;
(d) withdrawn due to the election of the Estate Conservation Option or Systematic Withdrawal Option;
(e) withdrawn from an installment Purchase Payment Account providing the Participant is at least age 59 1/2 and nine Purchase Payment Periods have been completed for the benefit of the Participant;
(f) withdrawn due to a hardship resulting from an unforeseeable emergency, as specified in the Code;
(g) paid due to the Participant's separation from service with the employer; or
(h) paid where the Account Value is $3,500 or less and no amount has been withdrawn or used to purchase Annuity benefits from that Account during the prior 12 months. If more than one Account is being fully withdrawn on behalf of a Participant, all Account Values will be added together to determine eligibility for the $3,500 exemption. This provision is not available under Plan Accounts (where Accounts are not maintained by the Company) nor is it applicable to the withdrawal of all Accounts under one Contract established with the Company.

Based on our actuarial determination, we do not anticipate that the deferred sales charge will cover all sales and administrative expenses which we will incur in connection with the Contract. Also, we do not intend to profit from the administrative expense charge, if imposed. We do hope to profit from the daily deduction for mortality and expense risks. Any such profit, as well as any other profit realized by us and held in the general account (which supports insurance and annuity obligations), would be available for any proper corporate purpose, including, but not limited to, payment of sales and distribution expenses.

Reduction or elimination of the deferred sales charge can be made if we anticipate we will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued. When considering a change to the deferred sales charge, we will take into account:

(a) The size, characteristics and nature of the group to which a Contract is issued;

(b) The  expected  level  of  initial  agent  or  our  involvement  during   the
    establishment and maintenance of the Contract including the amount of enrollment activity required, and the amount of service required by the Contract Holder in support of the Plan;

(c) Contract Holder involvement in conducting ongoing enrollment of subsequently eligible Participants; and

(d) Any other factors which we anticipate will affect the sales-related expenses associated with the sale of the Contract in connection with the Plan.

PREMIUM TAX

Several states and municipalities impose a premium tax on Annuities. Currently such taxes range up to 4%. Ordinarily, in states that do impose a premium tax, it would be deducted from the amount applied to an Annuity option. However, we reserve the right to deduct a state premium tax at any time from the Purchase Payment(s) or from the Account Value based upon our determination of when such tax is due.

Any municipal premium tax assessed at a rate in excess of 1% will be deducted from the Purchase Payments or from the amount applied to an Annuity option based upon our determination of when such tax is due. We will absorb any municipal premium tax which is assessed at 1% or less. We reserve the right, however, to reflect this added expense in its Annuity purchase rates for residents of such municipalities.

                         ADDITIONAL WITHDRAWAL OPTIONS

GENERAL

We offer two withdrawal options that are not considered Annuity options: the Estate Conservation Option ("ECO") and the Systematic Withdrawal Option ("SWO"). ECO is available only to Section 457 Plan Participants.

No deferred sales charge is assessed on the amounts distributed under these options. Since ECO and SWO are not Annuity options, the Accounts remains in the Accumulation Period, retains all the rights and flexibility described in this prospectus, and is subject to all other contract charges. The value of the Accumulation Units cancelled will be withdrawn proportionately from the investment options used under the Account. We reserve the right to discountinue the availability of these options and to change the terms for future elections.

Once elected, the applicable option(s) may be revoked by the Contract Holder or Participant at any time by submitting a written request to our Home Office. Any revocation will apply only to the amounts not yet paid. Once ECO or SWO is revoked, it may not be elected again. However, if you die after revoking SWO but before a minimum distribution is required, the Contract Holder can elect SWO on behalf of your spouse if your spouse is the Plan beneficiary.

You should determine the availability of ECO and SWO under the Plan (by checking with your employer), and the terms and conditions that may apply (the Code requires that any pay-out election under a deferred compensation plan must be irrevocable). You must have an Account Value of at least $25,000 at the time of election.

SWO is different from ECO in the following ways: (1) SWO payments are made for a fixed dollar amount or fixed time period whereas ECO payments vary in dollar amount and are made during your lifetime, and (2) generally, SWO payments will be higher than expected ECO payments. You should carefully assess your future income needs when considering the election of these options.

ESTATE CONSERVATION OPTION

At the time of ECO election, the value of your Account applied to ECO must be at least $25,000. The first distribution may not be made until the first day of the calendar year in which you attain age 70 1/2.

We will calculate and distribute an annual amount using the method contained in the Code's minimum distribution regulations. The annual distribution is determined by dividing the prior December 31 value of the Account by a life expectancy factor. The factor will be based on either your life expectancy or the joint life expectancies of you and your designated Plan beneficiary, as directed by the Contract Holder, and based on tables in IRS regulations. If ECO is elected based only on your life expectancy, the full Account Value must be distributed in the year following your death as required by current IRS regulations. If ECO is based on joint life expectancy and the survivor dies, the full Account must be distributed in the year following his or her death. Factors will be recalculated for each year's distribution. The value of the Account to be used in this calculation is the value on the December 31st prior to the year for which payment is being made. This calculation will be changed, if necessary, to conform to changes in the Code or applicable regulations.

SYSTEMATIC WITHDRAWAL OPTION

SWO payments may be monthly, quarterly, semiannually or annually. However, distributions may not be elected until you are eligible to begin receiving distributions under the Plan. No election may be made that would result in a payment of less than $250.

At the time of SWO election, the value of your Account(s) applied to SWO must be at least $25,000.

One of two methods of distribution may be elected:

(a) Specified Payment -- payments of a designated amount. The annual dollar amount chosen cannot be greater than 20% of the initial cash value applied to SWO. The Specified Payment amount will remain constant unless a higher amount is required under Code minimum distribution requirements. The minimum required distribution is determined by dividing the value of the Account or Participant's portion of the Plan Account on the December 31st prior to the year for which payment is being made by the life expectancy factor. If the dollar amount chosen is less than the Code's minimum required distribution, we will pay the minimum distribution amount.

(b) Specified Period -- payments for a designated time period. The specified period must be at least 5 years but not greater than the Participant's life expectancy factor. Each annual distribution is determined by dividing the value of the Account or Participant's portion of the Plan Account on the December 31st prior to the year for which the payment is being made by the number of years remaining in the elected period. For payments made more often than annually, the annual payment result (calculated above) is divided by the number of payments due each year.

A life expectancy factor from tables designated by the IRS will be used to determine the minimum distribution amounts required. The factor will be based on either your life expectancy or the joint life expectancies of you and your designated beneficiary, as directed by the Contract Holder. Factors will be reduced by one for each distribution year.

                                 ANNUITY PERIOD

ANNUITY PERIOD ELECTIONS

The Contract Holder must notify us in writing of the Annuity start date and Annuity option elected. Until a date and option are elected, the Account or Plan Account will continue in the Accumulation Period.

The Contract Holder must give written notice to us at least 30 days before Annuity payments begin, electing or changing (a) the date on which Annuity payments are to begin, (b) the Annuity option, (c) whether the payments are to be made monthly, quarterly, semiannually or annually, and (d) the investment option(s) used to provide Annuity payments (i.e., a fixed annuity using the general account, Aetna Variable Fund, Aetna Income Shares, Aetna Investment Advisers

Fund, Inc., or any combination thereof). No other variable Funds may currently be used as investment options during the Annuity Period. Once Annuity Payments begin, the Annuity Option may not be changed, nor may transfers be made among funding options.

During the Annuity Period, we will deduct a daily mortality and expense risk charge equivalent to 1.25% annually from amounts held under the variable options.

We may also deduct a daily administrative expense charge from amounts held under the variable options. The charge, established when a variable Annuity option is elected, will not exceed 0.25% per year of amounts held on a variable basis. Once established, the charge will be effective during the entire Annuity Period.

If Annuity payments are to be made on a variable basis, the first and subsequent payments will vary depending on the assumed net investment rate (3 1/2% per annum, unless a 5% annual rate is elected). Selection of a 5% rate causes a higher first payment, but Annuity payments will increase thereafter only to the extent that the net investment rate exceeds 5% on an annualized basis. Annuity payments would decline if the rate were below 5%. Use of the 3 1/2% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

No election may be made that would result in a first Annuity payment of less than $20 or total yearly Annuity payments of less than $100. If the value of the Account or Plan Account is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95.

NON-SECTION 457 PLANS. For all Non-Section 457 Plans, the retirement date and the Annuity Options available to Participants are normally established by the terms of the Plan.

SECTION 457 PLANS. Section 401(a)(9) of the Code has required minimum distribution rules for Section 457 Plans. For all Section 457 Plans, the retirement date and the Annuity Options available to you are normally established by the terms of the Plan, subject to applicable provisions of the Code. Under such rules, generally, for all nongovernmental Section 457 Plans, distributions must begin no later than April 1st of the calendar year following the calendar year in which the Participant attains age 70 1/2. In addition, distributions must be in a form and amount sufficient to satisfy the Code requirements.

In determining the amount of benefit payments, the minimum distribution incidental death benefit rule described in IRS regulations* must be satisfied.

Annuity payments may not extend beyond (a) your life, (b) the joint lives of you and your Plan beneficiary, (c) a period certain greater than your life expectancy, or (d) a period certain greater than the joint life expectancies of you and your Plan beneficiary.

You will be subject to a 50%  federal penalty tax on the amount of  distribution
required   each  year  which  is  not   distributed  under  the  Code's  minimum
distribution rules.

* This rule assures that any death benefits payable under the Plan are incidental to the primary purpose of the Plan which is to provide retirement benefits or deferred compensation to you. The amount to be distributed under this rule is determined from tables contained in the IRS regulations and is based on your age or the ages of you and your Plan beneficiary.

ANNUITY OPTIONS

LIFETIME:

(a) Life Annuity--An Annuity with payments guaranteed to the date of the Annuitant's death. This option may be elected with payments guaranteed for 5, 10, 15 or 20 years. Because it provides a specified minimum number of Annuity payments, the election of a guaranteed payment period results in somewhat lower payments.

(b) Life Income Based Upon the Lives of Two Payees--An Annuity will be paid during the lives of the Annuitant and a second Annuitant. Payments will continue until both Annuitants have died. When this option is chosen, a choice must be made of:

    (i)  100% of the payment to continue after the first death;

    (ii) 66 2/3% of the payment to continue after the first death;

    (iii) 50% of the payment to continue after the first death;

    (iv) Payments for a minimum of 120 months, with 100% of the payment to continue after the first death; or

    (v) 100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant.

Because (iv) provides a specified minimum number of Annuity payments, the election of the guaranteed payment period results in somewhat lower payments than options not providing a guaranteed payment period.

Payments under any lifetime Annuity option will be determined without regard to the sex of the Annuitant(s). Such Annuity payments will be based solely on the age of the Annuitant(s).

If a lifetime option is elected without a guaranteed minimum payment period, it is possible that only one Annuity payment will be made if the Annuitant under
(a), or the surviving Annuitant under (b) should die prior to the due date of the second Annuity payment.

Once lifetime Annuity payments begin, neither the Contract Holder nor the Annuitant can elect to receive a lump-sum settlement or change the Annuity option elected.

NONLIFETIME:

Under the nonlifetime option, the type of annuity (fixed or variable) and the number of years that may be selected are determined by the investment options used prior to annuitization.

    Payments for a Specified Period of Time--For amounts held in the Fixed Plus Account, an Annuity with payments to be made for at least five but not more than thirty years on a fixed basis. For amounts held in the Funds, GAA or the Fixed Account, an Annuity with payments to be made for three to thirty years, as selected, on a fixed or variable basis. If this option is elected on a variable basis, the Contract Holder may request at any time during the payment period that the present value of all or any portion of the remaining variable payments be paid in one sum. However, any lump-sum elected before three years of payments have been completed will be treated as a withdrawal during the Accumulation Period and any applicable deferred sales charge will be assessed. (See "Charges and Deductions--Charges for Withdrawals.") This option is not available on a variable basis under a Contract which provides for immediate Annuity benefits.

We make a daily deduction for mortality and expense risks from any Contract values held on a variable basis. (See "Charges and Deductions--Mortality and Expense Risk Charges.") Therefore, electing the nonlifetime option on a variable basis will result in a deduction being made even though we assume no mortality risk.

In addition to the Annuity options described above, we may, with the Contract Holder's consent, make optional methods of payment available to you and other payees.

                                 DEATH BENEFIT

ACCUMULATION PERIOD

All or a portion of any death proceeds may be (a) paid to the beneficiary in a lump sum; (b) applied under any of the Annuity Options; (c) subject to applicable provisions of the Code, left in the variable investment options; or
(d) if the beneficiary is your spouse, paid under ECO or SWO. Any lump-sum payment paid during the Accumulation Period will normally be made within seven calendar days after proof of death acceptable to us and a request for payment are received at our Home Office.

Until the election of a method of payment, amounts will remain invested as they were before death. For Section 457 Plans, the Code requires that distributions begin within a certain time period, as described below. If no elections are made concerning distribution, no distributions will be made. Failure to commence distribution within the following time periods can result in tax penalties.

    NON-SECTION 457 PLANS. For Non-Section 457 Plans, if required by the Code, the entire value must be distributed within five years after the date of death unless an Annuity Option is elected within one year.

    SECTION 457 PLANS. For all Section 457 Plans, if your designated beneficiary under the Section 457 Plan is your surviving spouse, distribution to the Plan beneficiary is not required to begin earlier than when you would have attained age 70 1/2 to begin Annuity payments, to receive a lump-sum distribution, or to elect and begin receiving distributions under ECO or SWO. If your designated beneficiary under the Section 457 Plan is not your surviving spouse, the Section 457 Plan must provide that either Annuity Payments begin within one year of the Participant's death, or the entire value must be distributed within five years of the Participant's death. For any non-spouse beneficiary, Annuity payments may not extend beyond fifteen years. In either case, payments to any Participant's beneficiary may not extend beyond the life of the Participant's beneficiary or any period certain greater than the Participant beneficiary's life expectancy and must be in substantially nonincreasing amounts.

If you die before Annuity Payments have begun and if a lump-sum distribution is elected, the Plan beneficiary will receive the value of the Account or appropriate portion of the Plan Account's value determined as of the Valuation Period in which proof of death acceptable to us and a request for payment from the Contract Holder are received at our Home Office.

If an Annuity Option is elected, the value applied to the Annuity Option is determined in the same manner as a lump-sum distribution, the amount of payout will depend on the annuity option elected and the investment option(s) used to provide such payments. See "Annuity Period." If amounts are left in the variable investment options, the account value will continue to be affected by the investment performance of the investment option(s) selected. In general, regardless of the method of payment, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments. (See "Tax Status.")

ANNUITY PERIOD

If an Annuitant dies after Annuity payments have begun, any death benefit payable will depend upon the terms of the Contract and the Annuity option selected.

If lifetime option (a) or (b) was elected without a guaranteed minimum payment period under the Contract, Annuity payments will cease upon the death of the Annuitant under a Life Annuity or the death of the surviving Annuitant under options (b)(i), (ii), (iii) or (v).

Under the Contract, if lifetime options (a) or (b) were elected with a guaranteed minimum payment period and the death of the second Annuitant under option (a) or the surviving Annuitant under option (b)(iv) occurs prior to the end of that period, we will pay to the designated Plan beneficiary in a lump sum, unless otherwise requested, the present value of the guaranteed Annuity payments remaining. Such value will be determined as of the Valuation Period in which proof of death acceptable to us and a request for payment are received at our Home Office. The value will be reduced by any payments made after the date of death.

If the nonlifetime option was elected under the Contract and the Annuitant dies before all payments are made, the value of any remaining payments may be paid in a lump sum to the Plan beneficiary and no deferred sales charge will be imposed. Such value will be determined as of the Valuation Period in which proof of death acceptable to us and a request for payment are received at our Home Office.

Any lump sum payment paid under the applicable lifetime or nonlifetime Annuity Options will normally be made within seven calendar days after proof of death, acceptable to us, and a request for payment are received at our Home Office.

For Non-Section 457 Plans, if required by the Code, and there is a death benefit payable under the Annuity Option elected, the remaining values must be distributed at least as rapidly as under the original method of distribution.

For Section 457 Plans, if there is a death benefit payable under the Annuity Option elected, Annuity Payments must be distributed to your beneficiary at least as rapidly as under the original method of distribution and in substantially nonincreasing amounts.

                                   TAX STATUS

INTRODUCTION

The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased and used in connection with:

(1) Employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals not subject to Code Section 457 and by taxable organizations for their employees and/or independent contractors; and

(2) Employer-sponsored deferred compensation plans sponsored by tax-exempt organizations for deferrals that are subject to Code Section 457 for their employees and/or independent contractors.

The ultimate effect of federal income taxes on the amounts held under a Contract, or Annuity Payments, and on the economic benefit to the Contract Holder, the Annuitant, or the Beneficiary may depend on the tax status of the individual concerned.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not an entity separate from the Company, and its operation forms a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

TAX STATUS OF THE CONTRACT

With respect to contracts sold to taxable organizations, Section 817(h) of the Code requires that, the investments of the Funds be "adequately diversified" in accordance with Treasury Regulations in order for the Contracts to qualify as annuity contracts with federal tax law. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Fund's assets may be invested.

In certain circumstances, owners of variable annuity contracts that are taxable organizations may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In these circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. One of the circumstances that has raised this issue is the number of funding options available under the Contract. The Company reserves the right to modify the Contract as necessary to attempt to prevent a Contract Holder from being considered the owner of a pro rata share of the assets of the Separate Account.

SECTION 457 PLANS

The Contract is designed for use with Section 457 plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the terms and conditions of the Plan. Special favorable tax treatment may be available for certain types of contributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to separation from service (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.

The Company makes no attempt to provide more than general information about use of the Contracts with Section 457 plans. Contract Holders and participants under
Section 457 plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under the Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Section 457 plans are subject to distribution and other requirements that are not incorporated in the provisions of the Contracts. Contract Holders are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any Section 457 plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.

Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 Plan are taxable and reportable to the IRS as taxable income. This includes payments for death benefits, periodic and nonperiodic distributions. Also, all amounts except death benefit proceeds are subject to federal income tax withholding as wages. If we make payments directly to a participant on behalf of the employer as Contract Holder, we will withhold federal taxes (and state taxes, if applicable).

PLANS OF NON-SECTION 457 TAX-EXEMPT ORGANIZATIONS AND TAXABLE ORGANIZATIONS

Effective January 1, 1987, rules applicable to deferred compensation plans of state and local governments (Section 457 of the Code) were extended to deferred compensation plans sponsored by tax-exempt employers. While no limitation is imposed on deferrals under deferred compensation plans of taxable employers, each Participant in a plan subject to Section 457 has a maximum allowable annual deferral of $7,500 or 33 1/3% of the Participant's includible compensation. However, the Code does allow the following "grandfathering" provisions for those who were Participants in tax-exempt employer deferred compensation plans, as of August 16, 1986.

(1) Section 457 shall not apply to amounts deferred from taxable years beginning before January 1, 1987.

(2) Section 457 shall not apply to amounts deferred from taxable years beginning after December 31, 1986 provided (a) a deferral agreement was in writing on August 16, 1986, and (b) as of August 16, 1986, the agreement provided for a deferral of a fixed amount or of an amount determined pursuant to a fixed formula, and (c) the agreement has not been modified as to amount or formula after August 16, 1986.

Only individuals may participate under a Section 457 Plan subject to the Section 457 rules. Therefore, corporations may not participate in tax-exempt employer deferred compensation plans unless they qualify under the "grandfathering" provisions.

Any reference in this prospectus to Section 457 Plans relates only to contributions subject to Section 457 of the Code and these references do not apply to "grandfathered" contributions.

In general, all amounts received under these Plans are taxable and, except for death benefit payments, are subject to federal income tax withholding as wages. This includes payments for periodic and nonperiodic distributions. Under Plans sponsored by taxable organizations, such payments made to a Participant are generally deductible by the Contract Holder as compensation paid to the Participant. If we make payments directly to a Participant or beneficiary on behalf of the employer as Owner, we will report to the IRS the taxable income and we will withhold federal taxes (and state taxes, if applicable) for payments to Participants.

The owner of a Contract who is not a natural person must generally include in income any increase in the excess of the Account Value over the "investment in the contract" during the taxable year. There are some exceptions to this rule and prospective owners that are not natural persons may wish to discuss this with a competent tax advisor.

For contracts sold to taxable organizations, Section 72(e)(11) of the Code provides that Annuity Contracts issued by the same insurer (and its affiliates) to the same Contract Holder during a calendar year shall be treated as a single Annuity Contract. This means, that any amount received under this Contract, or any other Contract subject to this provision, prior to the Contracts Annuity starting date will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such Contracts. For purposes of this section, immediate Annuity Contracts, and Contracts used to fund qualified pension and profit-sharing plans under Section 401(a) of the Code, Annuity plans under Sections 403(a) or 403(b) of the Code, and individual retirement annuities and accounts under Section 408 of the Code are not aggregated.

POSSIBLE CHANGES IN TAXATION

In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

OTHER TAX CONSEQUENCES

As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect the Company's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Holder or recipient of a distribution. A competent tax adviser should be consulted for further information.

                                 MISCELLANEOUS

VOTING RIGHTS

Each Contract Holder may direct us in the voting of shares at meetings of shareholders of the appropriate Fund(s). The number of votes to which each Contract Holder may give direction will be determined as of the record date.

The number of votes each Contract Holder is entitled to direct with respect to a particular Fund during the Accumulation Period is equal to the portion of the current value of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. During the Annuity Period, the number of votes is equal to the Valuation Reserve applicable to the portion of the Contract attributable to that Fund, divided by the net asset value of one share of that Fund. In determining the number of votes, fractional votes will be recognized. Where the value of the Contract or Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

Each Contract Holder will receive a notice of each meeting of shareholders of that Fund, together with any proxy solicitation materials, and a statement of the number of votes attributable to the Contract. Votes attributable to Contract Holders who do not direct us will be cast by us in the same proportion as the votes for which we have received directions.

MODIFICATION OF THE CONTRACT

Changes to the following Contract provisions may be considered material by us and cannot be changed without the approval of appropriate state of federal regulatory authorities; transfers among investment options; notification to the Contract Holder; conditions governing payments of surrender values; terms of Annuity options; and death benefit payments.

The following provisions may be changed with 30 days' advance written notice to the Contract Holder, with the Contract Holder's consent. Such changes would only apply to future Accounts:

(a) the Annuity options;
(b)the contractual promise that no deduction will be made from Purchase Payment(s) for sales or administrative expenses;
(c) the deferred sales charge, if applicable;
(d) the mortality and expense risk charges; and
(e) the administrative expense charge provision.

If a Contract Holder has not accepted a proposed change at the time of its effective date, we will discontinue establishing new Accounts and we reserve the right to discontinue accepting Purchase Payments to existing Accounts.

We may also change any provision that must be altered to comply with state or federal law.

Once an Annuity has begun, we will not change the terms or the amount of the Annuity payments, unless a change is deemed necessary to comply with Code requirements or other laws and regulations affecting the Plan or Contract.

CONTRACT HOLDER INQUIRIES

A Contract Holder or Participant may direct inquiries to a local representative of the Distributor or may write directly to us at the address shown on the cover page of this Prospectus.

TELEPHONE TRANSFERS

Subject to the Contract Holder's approval, you automatically have the right to make transfers among Funds by telephone. We have enacted procedures to prevent abuses of Account transactions by telephone. The procedures include requiring the use of a personal identification number (PIN) to execute transactions. You are responsible for safeguarding your PIN, and for keeping Account information confidential. If the Company fail to follow its procedures, it would be liable for any losses to your Account resulting from the failure. To ensure authenticity, we record all calls on the 800 line. Note: all Account information and transactions permitted are subject to the terms of the Plan(s).

TRANSFER OF OWNERSHIP; ASSIGNMENT

No assignment of a Contract will be binding on us unless made in writing and sent to us at our Home Office. The Company will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If the Company fails to follow its procedures, it would be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the Contract Holder and the interest of the Annuitant and any Beneficiary will be subject to the rights of any assignee of record.

LEGAL PROCEEDINGS

We know of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

LEGAL MATTERS

The validity of the securities offered by this Prospectus has been passed upon by Susan E. Bryant, Esq., Counsel to the Company.

                            STATEMENT OF ADDITIONAL INFORMATION--TABLE OF CONTENTS

The following items are the contents of the Statement of Additional Information:

General Information and History....................................................................          2
Offering and Purchase of Contracts.................................................................          2
Performance Data...................................................................................          2
      General......................................................................................          2
      Average Annual Total Return Quotations.......................................................          3
Annuity Payments...................................................................................          4
Dollar-Cost Averaging..............................................................................          5
Sales Material.....................................................................................          5
Independent Auditors...............................................................................          6
Financial Statements of the Separate Account.......................................................        S-1
Financial Statements of Aetna Life Insurance and Annuity Company...................................        F-1

                                   APPENDIX I
                        GUARANTEED ACCUMULATION ACCOUNT

THE GUARANTEED ACCUMULATION ACCOUNT ("GAA") IS A CREDITED INTEREST OPTION AVAILABLE DURING THE ACCUMULATION PERIOD UNDER THE CONTRACTS DESCRIBED IN THIS PROSPECTUS. YOU AND THE CONTRACT HOLDER SHOULD READ THE ACCOMPANYING GAA PROSPECTUS CAREFULLY BEFORE INVESTING. THIS APPENDIX IS A SUMMARY OF GAA AND IS NOT INTENDED TO REPLACE THE GAA PROSPECTUS. AMOUNTS ALLOCATED TO GAA ARE HELD IN A NONINSULATED, NONUNITIZED SEPARATE ACCOUNT.

GAA is a credited interest option in which we guarantee stipulated rates of interest for stated periods of time on amounts directed to GAA. The interest rate stipulated is an annual effective yield; that is, it reflects a full year's interest. Interest is credited daily at a rate that will provide the guaranteed annual effective yield over the period of one year. This option guarantees the minimum interest rate specified in the Contract.

During a specified period of time, amounts may be applied to any or all of available Guaranteed Terms within the Short-Term and Long-Term Classifications. The Short-Term Classification consists of all Guaranteed Terms of 3 years or less and the Long-Term Classification consists of all Guaranteed Terms of 10 years or less, but greater than 3 years.

Withdrawals or transfers from a Guaranteed Term before the end of that Guaranteed Term may be subject to a Market Value Adjustment ("MVA"). An MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. When interest rates increase after the date of deposit, the value of the investment decreases, and the MVA is negative. Conversely, when interest rates decrease after the date of deposit, the value of the investment increases, and the MVA is positive. It is possible that a negative MVA could result in you receiving an amount that is less than the amount paid into GAA.

As a Guaranteed Term matures, assets accumulating under GAA may be (a) transferred to a new Guaranteed Term, (b) transferred to the other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to a deferred sales charge and/or tax liabilities.

By notifying us at our Home Office at least 30 days before the Annuity payments begin, amounts that have been accumulating under GAA may be transferred to one or more of the funds available during the Annuity Period, to provide variable Annuity payments. GAA cannot be used as an investment option during the Annuity Period.

MORTALITY AND EXPENSE RISK CHARGES

We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

TRANSFERS

Amounts applied to a Guaranteed Term during a deposit period may not be transferred to any other funding option or to another Guaranteed Term during that deposit period or for 90 days after the close of that deposit period. Transfers are permitted from Guaranteed Terms of one Classification to available Guaranteed Terms of another Classification. We will apply an MVA to GAA transfers made before the end of a Guaranteed Term. Transfers of GAA values due to a maturity are not subject to an MVA.

REINVESTMENT PRIVILEGE

Any amounts reinvested in GAA will be applied to the current deposit period. Amounts are proportionately reinvested to the Classifications in the same manner as they were allocated before the withdrawal. Any negative MVA amount applied to a withdrawal is not included in the reinvestment.

                                  APPENDIX II
                                 FIXED ACCOUNT

THE FOLLOWING SUMMARIZES MATERIAL INFORMATION CONCERNING THE FIXED ACCOUNT. AMOUNTS ALLOCATED TO THE FIXED ACCOUNT ARE HELD IN THE COMPANY'S GENERAL ACCOUNT THAT SUPPORTS GENERAL INSURANCE AND ANNUITY OBLIGATIONS. INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED WITH THE SEC IN RELIANCE ON EXEMPTIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED. DISCLOSURE IN THE PROSPECTUS REGARDING THE FIXED ACCOUNT, MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF SUCH STATEMENTS. DISCLOSURE IN THIS APPENDIX REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE SEC.

The Fixed Account guarantees the minimum interest rate specified in the Contract. The Company may credit a higher interest rate from time to time. The current rate is subject to change at any time, but will never fall below the guaranteed minimum. The Company's determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under the Fixed Account, the Company assumes the risk of investment gain or loss by guaranteeing Account Values and promising a minimum interest rate and Annuity Payment. The Fixed Account is available under Installment Purchase Payment contracts only.

Under certain emergency conditions, we may defer payment of a Fixed Account withdrawal value (a) for a period of up to six months, or (b) as provided by federal law.

Amounts applied to the Fixed Account will earn the interest rate in effect when actually applied to the Fixed Account.

The Fixed Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. We make no deductions from the credited interest rate for mortality and expense risks, these risks are considered in determining the credited rate.

If a withdrawal is made from the Fixed Account, a deferred sales charge may apply. (See "Charges and Deductions-- Charges for Withdrawals.")

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers from the Fixed Account to any other available investment option(s) are allowed in each calendar year during the Accumulation Period. The amount which may be transferred may vary at our discretion; however, it will never be less than 10% of the amount held under the Fixed Account. Transfers to the Fixed Plus Account (if available under the Contract) will be permitted without regard to this limitation.

ANNUITIZATIONS

By notifying us at our Home Office at least 30 days before Annuity Payments begin, you may elect to have amounts which have been accumulating under the Fixed Account transferred to one or more of the Funds available during the Annuity Period to provide variable Annuity Payments.

                                  APPENDIX III
                               FIXED PLUS ACCOUNT

THE FIXED PLUS ACCOUNT IS AN INVESTMENT OPTION AVAILABLE DURING THE ACCUMULATION PERIOD UNDER THE CONTRACTS. THE FOLLOWING SUMMARIZES MATERIAL INFORMATION CONCERNING THE FIXED ACCOUNT THAT IS OFFERED AS AN OPTION UNDER THE CONTRACT. ADDITIONAL INFORMATION MAY BE FOUND IN THE CONTRACT. AMOUNTS ALLOCATED TO THE FIXED PLUS ACCOUNT ARE HELD IN THE COMPANY'S GENERAL ACCOUNT THAT SUPPORTS INSURANCE AND ANNUITY OBLIGATIONS. INTERESTS IN THE FIXED PLUS ACCOUNT HAVE NOT BEEN REGISTERED WITH THE SEC IN RELIANCE ON EXEMPTIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED. DISCLOSURE IN THIS PROSPECTUS REGARDING THE FIXED PLUS ACCOUNT, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF THE STATEMENTS. DISCLOSURE IN THIS APPENDIX REGARDING THE FIXED PLUS ACCOUNT HAS NOT BEEN REVIEWED BY THE SEC.

FIXED PLUS ACCOUNT

The Fixed Plus Account option guarantees that amounts allocated to this option will earn the minimum Fixed Plus interest rate specified in the Contract. We may credit a higher interest rate from time to time. Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing Net Purchase Payment values and promising a minimum interest rate and Annuity payment.

The Fixed Plus Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. Amounts applied to the Fixed Plus Account will earn the Fixed Plus interest rate in effect when actually applied to the Fixed Plus Account. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

Beginning on the tenth Account Year, we will credit amounts held in the Fixed Plus Account with an interest rate that is at least 0.25% higher than the then-declared interest rate for the Fixed Plus Accounts for Accounts that have not reached their tenth anniversary.

We reserve the right to limit Net Purchase Payment(s) and/or transfers to the Fixed Plus Account.

FIXED PLUS ACCOUNT WITHDRAWALS

The amount eligible for partial withdrawal is 20% of the amount held in the Fixed Plus Account on the day we receive a written request in our Home Office, reduced by any Fixed Plus Account withdrawals, transfers or annuitizations made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of SWO or ECO.

The 20% limit is waived if the partial withdrawal is due to annuitization or death. For this waiver to apply, any such partial withdrawal must also be made pro rata from all funding options used under the Account.

If a full withdrawal is requested, we will pay any amounts held in the Fixed Plus Account in five payments, as follows:

    - One-fifth of the Fixed Plus Account value on the day the request is received, reduced by any Fixed Plus Account withdrawals, transfers or annuitizations made in the prior 12 months;

    - One-fourth of the remaining Fixed Plus Account value twelve months later;

    - One-third of the remaining Fixed Plus Account value twelve months later;

    - One-half  of the remaining  Fixed Plus Account  value twelve months later;
      and

    - The balance of the Fixed Plus Account value twelve months later.

Once we receive a request for a full withdrawal from an Account, no further withdrawals or transfers will be permitted from the Fixed Plus Account.

A full withdrawal from the Fixed Plus Account may be cancelled at any time before the end of the five-payment period.

We will waive the Fixed Plus Account full withdrawal provision, if the withdrawal is made:

(a) due to your death, before Annuity payments begin;

(b) due to the election of an Annuity option;

(c) when the Fixed Plus Account value is $3,500 or less (and no withdrawals, transfers or annuitizations have been made from the Account within the prior 12 months)

TRANSFERS AMONG INVESTMENT OPTIONS

The amount eligible for transfer from the Fixed Plus Account is 20% of the amount held in the Fixed Plus Account on the day we receive a written request in our Home Office, reduced by any Fixed Plus Account withdrawals, transfers or annuitizations made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of SWO or ECO. We will waive the 20% transfer limit when the value in the Fixed Plus Account is $1,000 or less.

SWO

The Systematic Withdrawal Option may not be elected if you have requested a Fixed Plus Account transfer or withdrawal within the prior 12-month period.

ANNUITIZATIONS

By notifying us at our Home Office at least 30 days before Annuity payments begin, the Contract Holder may elect to have amounts which have been accumulating under the Fixed Plus Account transferred to one or more of the funds available during the Annuity Period, to provide lifetime variable Annuity payments.

                          FOR MASTER APPLICATIONS ONLY

I hereby acknowledge receipt of:

  (1) an Account B group prospectus dated          , 1995 for employer-sponsored
      deferred compensation contracts issued by Aetna Life Insurance and Annuity Company; and

  (2) all current prospectuses pertaining to the investment options under the contracts.

-- Please send an Account B Statement of Additional Information.

                  -------------------------------------------
                          CONTRACT HOLDER'S SIGNATURE

                  -------------------------------------------
                                      DATE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                           VARIABLE ANNUITY ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 20, 1995



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account B (the "Separate Account") dated December 20, 1995.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:


                    Aetna Life Insurance and Annuity Company
                               Annuity Operations
                              151 Farmington Avenue
                          Hartford, Connecticut  06156
                                 1-800-525-4225


Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.


                                TABLE OF CONTENTS

                                                            Page

General Information and History. . . . . . . . . . . . . . .  2
Offering and Purchase of Contracts . . . . . . . . . . . . .  2
Performance Data . . . . . . . . . . . . . . . . . . . . . .  2
  General. . . . . . . . . . . . . . . . . . . . . . . . . .  2
  Average Annual Total Return Quotations . . . . . . . . . .  3
Annuity Payments . . . . . . . . . . . . . . . . . . . . . .  4
Dollar-Cost Averaging. . . . . . . . . . . . . . . . . . . .  5
Sales Material . . . . . . . . . . . . . . . . . . . . . . .  5
Independent Auditors . . . . . . . . . . . . . . . . . . . .  6
Financial Statements of the Separate Account . . . . . . . . S-1
Financial Statements of Aetna Life Insurance and
Annuity Company. . . . . . . . . . . . . . . . . . . . . . . F-1

                         GENERAL INFORMATION AND HISTORY

Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company which was organized in 1976 under the insurance laws of the State of Connecticut. The Company is a wholly owned subsidiary of Aetna Life and Casualty Company which, with its subsidiaries, constitutes one of the nation's largest diversified financial services organizations. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

In addition to serving as the principal underwriter and the depositor for the Separate Account, the Company is also a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934. The Company provides investment advice to several of the registered management investment companies offered as variable investment options under the Contracts funded by the Separate Account.

Other than the mortality and expense risk charges and administrative expense charge described in the prospectus, all expenses incurred in the operations of the Separate Account are borne by the Company. See "Charges and Deductions" in the prospectus. The Company receives reimbursement for certain administrative costs from some unaffiliated sponsors of the Funds used as funding options under the Contract. These fees generally range from 0.15% to 0.25%.

The assets of the Separate Account are held by the Company. The Separate Account has no custodian. However, the Funds in whose shares the assets of the Separate Account are invested each have custodians, as discussed in their respective prospectuses.

                       OFFERING AND PURCHASE OF CONTRACTS

The Company offers the Contracts through life insurance agents licensed to sell variable annuities who are registered representatives of the Company or of other registered broker-dealers who have sales agreements with the Company. The offering of the Contracts is continuous.

A description of the manner in which Contracts are purchased may be found in the prospectus under the sections titled "Contract Purchase" and "Determining Contract Value."

                                PERFORMANCE DATA

GENERAL

From time to time, the Company may advertise different types of historical performance for the variable options of the Separate Account available under the Contracts issued by the Company in connection with Plans described in the Prospectus. The Company may advertise the "standardized average annual total returns," calculated in a manner prescribed by the Securities and Exchange Commission (the "standardized return"), as well as the "non-standardized total return," both of which are described below.

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial Purchase Payment of $1,000 is applied to the variable options under the Contract, and then related to the ending redeemable values over one, three, five and ten year periods (or fractional periods thereof). The standardized figures reflect the deduction of all recurring Accumulation Period charges during each period (e.g., mortality and expense risk charges, as if the charge had been 0.75% during all periods shown, administrative charges, and deferred sales charges); these charges will be deducted on a pro rata basis in the case of fractional periods. (The mortality and expense risk charge will increase to 1.25% during the Annuity Period.) If you had invested in the contract prior to the effective date of the prospectus, your actual performance would have been lower than the figures shown since the mortality and expense risk charge prior to the effective date of the prospectus was 1.25%. See the Condensed Financial Information table in the Prospectus for the actual increase or decrease in the value of an Accumulation Unit for those periods.

The non-standardized figures will be calculated in a similar manner, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include a three year period.

For variable options of the Separate Account that were in existence prior to the date the Fund became available under the Contract, standardized and non-standardized total returns may include periods prior to the date on which such Fund became available under the Contract. These figures are calculated by adjusting the actual returns of the Fund to reflect the charges that would have been assessed under the Contract (under the current charge structure) had that Fund been available under the Contract during that period.

The total return quotations are based upon historical earnings and are not necessarily representative of future performance. Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return quotations for any prior period should not be considered as a representation of how the variable options will perform in any future period. Additionally, your Contract Value upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - STANDARDIZED AND NON-STANDARDIZED

The table shown below reflects the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1994 for the variable options under the Contract issued by the Company.

                                             ---------------------------------------------------------------------------------
                                                     STANDARDIZED                NON-STANDARDIZED                       FUND
                                                                                                                     INCEPTION
                                                                                                                        DATE
-----------------------------------------------------------------------------------------------------------------------------
                                             1 Year    5 Years  10 Years   1 Year     3 Years   5 Years   10 Years
-----------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund                          -6.64%     6.14%    13.31%     -1.72%     3.31%     7.23%     13.31%    04/30/75
-----------------------------------------------------------------------------------------------------------------------------
Aetna Income Shares                          -9.28%     6.22%     9.39%     -4.51%     3.50%     7.32%      9.39%    06/01/78
-----------------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund                   -1.85%     3.32%     5.71%      3.31%     2.88%     4.38%      5.71%    09/01/75
-----------------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.         -6.06%     5.93%     6.19%*    -1.11%     4.44%     7.02%      7.19%    06/23/89
-----------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio              -4.35%    13.31%    14.96%*     0.69%    10.93%    14.48%     15.95%*   01/08/89
-----------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap Portfolio          -10.86%    11.62%    17.34%*    -6.17%     2.63%    12.77%     18.30%*   09/21/88
-----------------------------------------------------------------------------------------------------------------------------
Calvert Responsibly Invested
Balanced Portfolio**                         -8.79%     5.49%     8.53%*    -3.99%     3.68%     6.58%      9.21%*   09/30/86
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Portfolio              0.95%     8.57%     9.48%*     6.26%    13.12%     9.69%     10.17%    10/22/86
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Growth Portfolio                    -5.73%     8.93%    11.15%*    -0.77%     8.45%    10.05%     11.86%    11/07/86
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Overseas Portfolio                  -4.08%     3.92%     5.57%*     0.96%     6.84%     5.00%      6.26%    02/13/87
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio       9.71%    21.82%*     N/A      15.48%    26.73%      N/A        N/A     09/13/93
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio               -4.91%     1.31%*     N/A       0.10%     5.40%      N/A        N/A     09/13/93
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio        -6.55%    -4.73%*     N/A      -1.63%    -0.89%      N/A        N/A     09/13/93
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                 -3.11%     0.05%*     N/A       2.00%     4.08%      N/A        N/A     09/13/93
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Short-Term Bond Portfolio        -4.84%    -3.69%*     N/A       0.17%     0.19%      N/A        N/A     09/13/93
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio       -4.26%    10.44%*     N/A       0.78%    14.89%      N/A        N/A     09/13/93
-----------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust           -10.78%    -4.45%*   -1.60%*    -6.08%     1.74%    -3.47%     -0.69%    05/31/89
-----------------------------------------------------------------------------------------------------------------------------

                                         3

                                                     STANDARDIZED                NON-STANDARDIZED                       FUND
                                                                                                                     INCEPTION
                                                                                                                        DATE
-----------------------------------------------------------------------------------------------------------------------------
                                             1 Year    5 Years  10 Years   1 Year     3 Years   5 Years   10 Years
-----------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Growth Portfolio         -10.34%     7.93%    11.69%*    -5.62%     9.54%     9.04%     11.69%   12/31/85
-----------------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio              -6.50%     4.48%     7.60%*    -1.58%     8.93%     5.56%      8.32%   04/30/87
-----------------------------------------------------------------------------------------------------------------------------
TCI Growth                                   -6.89%     6.68%     8.90%*    -1.99%     1.77%     7.78%      9.69%   11/20/87
-----------------------------------------------------------------------------------------------------------------------------


      *Although results are not available for the full calendar indicated, the percentage shown is an average annual return since inception.

     **Formerly known as Calvert Socially Responsible Series.


                                ANNUITY PAYMENTS

When Annuity payments are to begin, the value of the Contract or Individual Account is determined using Accumulation Unit values as of the tenth Valuation Period before the first Annuity payment is due. Such value (less any applicable premium tax) is applied to provide an Annuity in accordance with the Annuity and investment options elected.

The Annuity option tables found in the Contract show, for each form of Annuity, the amount of the first Annuity payment for each $1,000 of value applied. Thereafter, variable Annuity payments fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Annuity payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the Annuity Period begins, the Annuitant is credited with a fixed number of Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b) where (a) is the amount of the first Annuity payment based on a particular investment option and (b) is the then current Annuity Unit value for that investment option. As noted, Annuity Unit values fluctuate from one Valuation Period to the next; such fluctuations reflect changes in the net investment factor for the appropriate Fund(s) (with a ten Valuation Period lag which gives the Company time to process Annuity payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the Annuity Period.

EXAMPLE:

Assume that, at the date Annuity payments are to begin, there are 3,000 Accumulation Units credited under a particular Contract or Individual Account and that the value of an Accumulation Unit for the tenth Valuation Period prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax is payable and that the Annuity table in the Contract provides, for the option elected, a first monthly variable Annuity payment of $6.68 per $1000 of value applied; the Annuitant's first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an Annuity Unit for the Valuation Period in which the first payment was due was $13.400000. When this value is divided into the first monthly payment, the number of Annuity Units is determined to be 20.414. The value of this number of Annuity Units will be paid in each subsequent month.

If the net investment factor with respect to the appropriate Fund is 1.0015000 as of the tenth Valuation Period preceding the due date of the second monthly payment, multiplying this factor by .9999058* (to neutralize the assumed net investment rate of 3.5% per annum built into the number of Annuity Units determined above) produces a result of 1.0014057. This is then multiplied by the Annuity Unit value for the prior Valuation Period (assume such value to be $13.504376) to produce an Annuity Unit value of $13.523359 for the Valuation Period in which the second payment is due.

The second monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 20.414 times $13.523359, which produces a payment of $276.07.

*If an assumed net investment rate of 5% is elected, the appropriate factor to neutralize such assumed rate would be .9998663.

                              DOLLAR-COST AVERAGING

The term "dollar-cost averaging" describes a system of investing a uniform sum of money at regular intervals over an extended period of time. It is based on the economic fact that buying a variably priced item with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high. In order to maximize the effectiveness of dollar-cost averaging, it is important that investors consider their financial ability to continue purchasing the securities through periods of high and low price levels. Investors should also note that no system can protect against reduced values in a declining market.

                                SALES MATERIAL

The Company may include hypothetical illustrations in its sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. The Company may also discuss the difference between variable annuity contracts and other types of savings or investment products, including, but not limited to, personal savings accounts and Certificates of Deposits.

                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.

                              FINANCIAL STATEMENTS


                           VARIABLE ANNUITY ACCOUNT B


                                      INDEX



Independent Auditors' Report


Statement of Assets and Liabilities


Statement of Operations


Statements of Changes in Net Assets


Notes to Financial Statements




Condensed Financial Information

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors of Aetna Life Insurance and Annuity Company and
  Contract Owners of Variable Annuity Account B:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account B (the "Account") as of December 31, 1994, the related statement of operations and condensed financial information for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account B as of December 31, 1994, the results of its operations and condensed financial information for the year then ended and the changes in its net assets for each of the years in the two-year period then ended in conformity with generally accepted accounting principles.



                                             KPMG Peat Marwick LLP

Hartford, Connecticut
January 31, 1995

VARIABLE ANNUITY ACCOUNT B

STATEMENT OF ASSETS AND LIABILITIES - December 31, 1994

ASSETS:
Investments, at net asset value: (Note 1)
  Aetna Variable Fund; 17,826,130 shares at $26.23 per share (cost $507,156,445) . . . . . . . . . . . .    $  467,568,315
  Aetna Income Shares; 5,871,114 shares at $11.72 per share (cost $74,117,645) . . . . . . . . . . . . .        68,832,108
  Aetna Variable Encore Fund; 7,078,396 shares at $12.55 per share (cost $89,821,997). . . . . . . . . .        88,823,487
  Aetna Investment Advisers Fund, Inc.; 7,752,415 shares at $12.23 per share (cost $93,379,859). . . . .        94,792,938
  Aetna GET Fund, Series B; 1,226,848 shares at $9.92 per share (cost $12,353,186) . . . . . . . . . . .        12,170,153
  Alger American Fund - Alger American Small Capitalization Portfolio; 155,668 shares at
     $27.31 per share (cost $4,071,354). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4,251,298
  Calvert Socially Responsible Series; 5,491 shares at $1.44 per share (cost $8,462) . . . . . . . . . .             7,912
  Fidelity Investments Variable Insurance Products Fund - Equity-Income Portfolio;
     11,086 shares at $15.35 per share (cost $170,056) . . . . . . . . . . . . . . . . . . . . . . . . .           170,167
  Fidelity Investments Variable Insurance Products Fund - Growth Portfolio;
     8,176 shares at $21.69 per share (cost $170,056). . . . . . . . . . . . . . . . . . . . . . . . . .           177,333
  Insurance Management Series - Corporate Bond Fund; 34,641 shares at $8.87 per share
     (cost $311,414) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           307,263
  Insurance Management Series - Equity Growth and Income Fund; 190,609 shares at $9.74
     per share (cost $1,862,442) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,856,527
  Insurance Management Series - U.S. Government Bond Fund; 12,833 shares at $9.98
     per share (cost $128,226) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           128,071
  Insurance Management Series - Prime Money Fund; 521,201 shares at $1.00 per share
     (cost $521,214) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           521,201
  Insurance Management Series - Utility Fund; 43,813 shares at $9.29 per share
     (cost $408,580) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           407,020
  Janus Aspen Series - Aggressive Growth Portfolio; 99,782 shares at $13.62 per share
     (cost $1,346,463) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,359,035
  Janus Aspen Series - Flexible Income Portfolio; 16,574 shares at $9.48 per share (cost $162,859) . . .           157,121
  Janus Aspen Series - Growth Portfolio; 9,169 shares at $10.57 per share (cost $96,205) . . . . . . . .            96,920
  Lexington Emerging Markets Fund, Inc.; 1,490 shares at $9.86 per share (cost $14,968). . . . . . . . .            14,692
  Lexington Natural Resources Trust; 132,414 shares at $9.71 per share (cost $1,326,234) . . . . . . . .         1,285,738
  Neuberger & Berman Advisers Management Trust- Growth Portfolio; 137,169 shares at
     $20.31 per share (cost $2,851,294). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,785,910
  Scudder Variable Life Investment Fund - International Portfolio; 816,372 shares at
     $10.69 per share (cost $8,944,895). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8,727,018
  TCI Portfolios, Inc. - TCI Balanced; 5,922 shares at $5.96 per share (cost $35,156). . . . . . . . . .            35,294
  TCI Portfolios, Inc. - TCI Growth; 4,483,578 shares at $9.21 per share (cost $40,864,347). . . . . . .        41,293,756
  TCI Portfolios, Inc. - TCI International; 7,444 shares at $4.75 per share (cost $37,331) . . . . . . .            35,359
                                                                                                            --------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  795,804,636
                                                                                                            --------------
                                                                                                            --------------


See Notes to Financial Statements

VARIABLE ANNUITY ACCOUNT B


Net assets represented by:                                            ACCUMULATION
                                                                           UNIT
                                                            UNITS         VALUE
                                                          ---------   ------------

Reserves for annuity contracts in accumulation period:
AETNA VARIABLE FUND:
  Non-Qualified 1964 . . . . . . . . . . . . .             5,159.1       $114.828  $    592,407
  Non-Qualified I. . . . . . . . . . . . . . .           232,142.6        129.838    30,140,993
  Non-Qualified II . . . . . . . . . . . . . .           478,180.1         91.515    43,760,850
  Non-Qualified III. . . . . . . . . . . . . .         2,229,372.7         87.638   195,378,787
  Non-Qualified V. . . . . . . . . . . . . . .        11,117,382.8         10.698   118,932,105
  Non-Qualified VI . . . . . . . . . . . . . .            52,441.8          9.993       524,057
  Non-Qualified VII. . . . . . . . . . . . . .         3,178,711.5         10.737    34,130,411

AETNA INCOME SHARES:
  Non-Qualified I. . . . . . . . . . . . . . .            16,981.4         39.514       671,004
  Non-Qualified II . . . . . . . . . . . . . .           151,836.3         41.302     6,271,196
  Non-Qualified III. . . . . . . . . . . . . .           699,850.8         39.919    27,937,427
  Non-Qualified V. . . . . . . . . . . . . . .         1,988,960.0         10.457    20,799,277
  Non-Qualified VI . . . . . . . . . . . . . .             8,201.1          9.534        78,189
  Non-Qualified VII. . . . . . . . . . . . . .           983,356.7         10.324    10,152,119

AETNA VARIABLE ENCORE FUND:. . . . . . . . . .
  Non-Qualified I. . . . . . . . . . . . . . .            30,683.2         35.958     1,103,292
  Non-Qualified II . . . . . . . . . . . . . .           194,997.6         36.602     7,137,317
  Non-Qualified III. . . . . . . . . . . . . .           744,594.5         34.450    25,651,159
  Non-Qualified V. . . . . . . . . . . . . . .         1,822,449.0         10.509    19,152,951
  Non-Qualified VI . . . . . . . . . . . . . .             3,730.2         10.237        38,185
  Non-Qualified VII. . . . . . . . . . . . . .         3,407,448.2         10.489    35,740,583

AETNA INVESTMENT ADVISERS FUND, INC.:
  Non-Qualified I. . . . . . . . . . . . . . .            70,446.9         14.299     1,007,320
  Non-Qualified II . . . . . . . . . . . . . .           679,528.1         14.252     9,684,634
  Non-Qualified III. . . . . . . . . . . . . .         2,044,887.2         14.218    29,074,206
  Non-Qualified V. . . . . . . . . . . . . . .         3,541,702.6         10.971    38,856,019
  Non-Qualified VII. . . . . . . . . . . . . .           911,280.6         10.828     9,867,346

AETNA GET FUND, SERIES B:
  Non-Qualified V. . . . . . . . . . . . . . .         1,197,924.6         10.159    12,170,153


ALGER AMERICAN FUND - ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO:
  Non-Qualified V. . . . . . . . . . . . . . .           441,808.5          9.622     4,251,298

CALVERT SOCIALLY RESPONSIBLE SERIES:
  Non-Qualified V. . . . . . . . . . . . . . .               752.3         10.518         7,912

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS
FUND - EQUITY-INCOME PORTFOLIO:
  Non-Qualified VII. . . . . . . . . . . . . .            17,012.8         10.002       170,167

FIDELITY INVESTMENTS VARIABLE INSURANCE PRODUCTS
FUND - GROWTH PORTFOLIO:
  Non-Qualified VII. . . . . . . . . . . . . .            17,012.8         10.423       177,333

See Notes to Financial Statements
                                       S-4

VARIABLE ANNUITY ACCOUNT B


                                                                                ACCUMULATION
                                                                                     UNIT
                                                                 UNITS               VALUE
                                                               --------         ------------
INSURANCE MANAGEMENT SERIES - CORPORATE BOND FUND:
     Non-Qualified VII . . . . . . . . . . . . . . . . . .     31,308.6         $    9.814        $    307,263

INSURANCE MANAGEMENT SERIES - EQUITY GROWTH AND
INCOME FUND:
     Non-Qualified VII . . . . . . . . . . . . . . . . . .    188,707.5              9.838           1,856,527

INSURANCE MANAGEMENT SERIES - U.S. GOVERNMENT
BOND FUND:
     Non-Qualified VII . . . . . . . . . . . . . . . . . .     12,713.7             10.073             128,071

INSURANCE MANAGEMENT SERIES - PRIME MONEY FUND:
     Non-Qualified VII . . . . . . . . . . . . . . . . . .     51,948.7             10.033             521,201

INSURANCE MANAGEMENT SERIES - PRIME UTILITY FUND:
     Non-Qualified VII . . . . . . . . . . . . . . . . . .     41,190.7              9.881             407,020

JANUS ASPEN SERIES - AGGRESSIVE GROWTH PORTFOLIO:
     Non-Qualified V . . . . . . . . . . . . . . . . . . .    131,702.1             10.319           1,359,035

JANUS ASPEN SERIES - FLEXIBLE INCOME PORTFOLIO:. . . . . .
  Non-Qualified V. . . . . . . . . . . . . . . . . . . . .     15,892.7              9.886             157,121

JANUS ASPEN SERIES - GROWTH PORTFOLIO:
  Non-Qualified VII. . . . . . . . . . . . . . . . . . . .      9,587.6             10.109              96,920

LEXINGTON EMERGING MARKETS FUND, INC.:
  Non-Qualified VII. . . . . . . . . . . . . . . . . . . .      1,500.0              9.795              14,692

LEXINGTON NATURAL RESOURCES TRUST:
  Non-Qualified V. . . . . . . . . . . . . . . . . . . . .    141,075.6              9.079           1,280,873
  Non-Qualified VII. . . . . . . . . . . . . . . . . . . .        537.2              9.056               4,865

NEUBERGER & BERMAN ADVISERS MANAGEMENT
TRUST - GROWTH PORTFOLIO:
  Non-Qualified V. . . . . . . . . . . . . . . . . . . . .    228,369.5             12.199           2,785,910


SCUDDER VARIABLE LIFE INVESTMENT FUND -
INTERNATIONAL PORTFOLIO:
  Non-Qualified V. . . . . . . . . . . . . . . . . . . . .    652,629.7             13.372           8,727,018

TCI PORTFOLIOS, INC. - TCI BALANCED:
  Non-Qualified VII. . . . . . . . . . . . . . . . . . . .      3,476.6             10.152              35,294

TCI PORTFOLIOS, INC. - TCI GROWTH:
  Non-Qualified II . . . . . . . . . . . . . . . . . . . .    568,153.8             10.213           5,802,835
  Non-Qualified III. . . . . . . . . . . . . . . . . . . .  1,340,758.1             10.123          13,573,082
  Non-Qualified V. . . . . . . . . . . . . . . . . . . . .  1,123,365.7             10.883          12,225,789
  Non-Qualified VII. . . . . . . . . . . . . . . . . . . .    893,534.0             10.847           9,692,050

TCI PORTFOLIOS, INC. - INTERNATIONAL:
  Non-Qualified VII. . . . . . . . . . . . . . . . . . . .      3,745.4              9.441              35,359

Reserves for annuity contracts in payment period (Note 1)                                           53,335,014
                                                                                                  ------------
                                                                                                  $795,804,636
                                                                                                  ------------
                                                                                                  ------------

See Notes to Financial Statements
                                       S-5

VARIABLE ANNUITY ACCOUNT B
STATEMENT OF OPERATIONS - Year Ended December 31, 1994

INVESTMENT INCOME:
Dividends: (Notes 1 and 3)
Aetna Variable Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $  71,958,106
  Aetna Income Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .                             4,312,751
  Aetna Variable Encore Fund . . . . . . . . . . . . . . . . . . . . . . . .                             2,814,325
  Aetna Investment Advisers Fund, Inc. . . . . . . . . . . . . . . . . . . .                             3,701,779
  Aetna GET Fund, Series B . . . . . . . . . . . . . . . . . . . . . . . . .                               423,359
  Alger American Fund - Alger American Small Capitalization Portfolio. . . .                                51,845
  Calvert Socially Responsible Series. . . . . . . . . . . . . . . . . . . .                                   246
  Insurance Management Series - Corporate Bond Fund. . . . . . . . . . . . .                                 3,827
  Insurance Management Series - Equity Growth and Income Fund. . . . . . . .                                 4,162
  Insurance Management Series - U.S. Government Bond Fund. . . . . . . . . .                                   936
  Insurance Management Series - Prime Money Fund . . . . . . . . . . . . . .                                 2,397
  Insurance Management Series - Utility Fund . . . . . . . . . . . . . . . .                                 1,778
  Janus Aspen Series - Aggressive Growth Portfolio . . . . . . . . . . . . .                                 9,728
  Janus Aspen Series - Flexible Income Portfolio . . . . . . . . . . . . . .                                 4,789
  Janus Aspen Series - Growth Portfolio. . . . . . . . . . . . . . . . . . .                                   274
  Lexington Emerging Markets Fund, Inc.. . . . . . . . . . . . . . . . . . .                                   315
  Lexington Natural Resources Trust. . . . . . . . . . . . . . . . . . . . .                                 4,758
  Neuberger & Berman Advisers Management Trust- Growth Portfolio . . . . . .                               113,211
  Scudder Variable Life Investment Fund -  International Portfolio . . . . .                                20,721
  TCI Portfolios, Inc. - TCI Balanced. . . . . . . . . . . . . . . . . . . .                                   405
  TCI Portfolios, Inc. - TCI Growth. . . . . . . . . . . . . . . . . . . . .                                 3,234
                                                                                                       ------------
    Total investment income. . . . . . . . . . . . . . . . . . . . . . . . .                            83,432,946
Valuation period deductions (Note 2) . . . . . . . . . . . . . . . . . . . .                            (8,918,042)
                                                                                                       ------------
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . .                            74,514,904
                                                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1 and 4)
  Proceeds from sales. . . . . . . . . . . . . . . . . . . . . . . . . . . .     $213,403,512
  Cost of investments sold . . . . . . . . . . . . . . . . . . . . . . . . .      156,402,976
                                                                                  -----------
    Net realized gain. . . . . . . . . . . . . . . . . . . . . . . . . . . .                            57,000,536
Net unrealized gain (loss) on investments:
  Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .      102,069,324
  End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (44,356,052)
                                                                                   ----------
    Net unrealized loss. . . . . . . . . . . . . . . . . . . . . . . . . . .                          (146,425,376)
                                                                                                       ------------
Net realized and unrealized loss on investments. . . . . . . . . . . . . . .                           (89,424,840)
                                                                                                       ------------
Net decrease in net assets resulting from operations . . . . . . . . . . . .                          $(14,909,936)
                                                                                                       ------------
                                                                                                       ------------

See Notes to Financial Statements
                                       S-6

VARIABLE ANNUITY ACCOUNT B


STATEMENTS OF CHANGES IN NET ASSETS




                                                                                          YEAR ENDED               YEAR ENDED
                                                                                     DECEMBER 31, 1994         DECEMBER 31, 1993
                                                                                     -----------------        ------------------
FROM OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   74,514,904            $   34,484,591
Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . .     (89,424,840)                  995,346
                                                                                       -----------               -----------
  Net increase (decrease) in net assets resulting from operations. . . . . . . . .     (14,909,936)               35,479,937
                                                                                       -----------               -----------
FROM UNIT TRANSACTIONS:. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Variable annuity contract purchase payments. . . . . . . . . . . . . . . . . . . .     170,170,873               115,263,261
Sales and administrative charges deducted by the Company . . . . . . . . . . . . .          (8,045)                  (68,920)

                                                                                       -----------               -----------
  Net variable annuity contract purchase payments. . . . . . . . . . . . . . . . .     170,162,828               115,194,341
Transfers from the Company for mortality guarantee adjustments . . . . . . . . . .         537,027                   522,820
Transfers from (to) the Company's fixed account options. . . . . . . . . . . . . .      (6,000,310)               12,354,531
Redemptions by contract holders. . . . . . . . . . . . . . . . . . . . . . . . . .     (32,737,461)              (20,997,172)
Annuity payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (7,564,589)               (5,704,047)
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (127,555)                  166,934
                                                                                       -----------               -----------
  Net increase in net assets from unit transactions. . . . . . . . . . . . . . . .     124,269,940               101,537,407
                                                                                       -----------               -----------
Change in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     109,360,004               137,017,344

NET ASSETS:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     686,444,632               549,427,288
                                                                                       -----------               -----------
End of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $   795,804,636              $686,444,632
                                                                                       -----------               -----------
                                                                                       -----------               -----------

See Notes to Financial Statements
                                       S-7

VARIABLE ANNUITY ACCOUNT B

NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Variable Annuity Account B ("Account") is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with annuity contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended.

The accompanying financial statements of the Account have been prepared in accordance with generally accepted accounting principles.

a. VALUATION OF INVESTMENTS
Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1994:

Aetna Variable Fund                                  Insurance Management Series-Prime Money Fund
Aetna Income Shares                                  Insurance Management Series-Utility Fund
Aetna Variable Encore Fund                           Janus Aspen Series-Aggressive Growth Portfolio
Aetna Investment Advisers Fund, Inc.                 Janus Aspen Series-Flexible Income Portfolio
Aetna GET Fund, Series B                             Janus Aspen Series-Growth Portfolio
Alger American Fund-Alger American Small             Lexington Emerging Markets Fund, Inc.
  Capitalization Portfolio                           Lexington Natural Resources Trust
Calvert Socially Responsible Series                  Neuberger & Berman Advisers Management
Fidelity Investments Variable Insurance                Trust-Growth Portfolio
  Products Fund-Equity-Income Portfolio              Scudder Variable Life Investment Fund-
Fidelity Investments Variable Insurance                International Portfolio
  Products Fund-Growth Portfolio                     TCI Portfolios, Inc.-TCI Balanced
Insurance Management Series-Corporate                TCI Portfolios, Inc.-TCI Growth
  Bond Fund                                          TCI Portfolios, Inc.-TCI International
Insurance Management Series-Equity Growth
  and Income Fund
Insurance Management Series-U.S.
  Government Bond Fund

b.  OTHER
Investment transactions are accounted for on a trade-date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

c.   FEDERAL INCOME TAXES
The operations of the Account form a part of, and are taxed with, the total operations of Aetna Life Insurance and Annuity Company ("Company") which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

d.   ANNUITY RESERVES
Annuity reserves held in the Separate Accounts are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent.

Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

VARIABLE ANNUITY ACCOUNT B

2.   VALUATION PERIOD DEDUCTIONS

Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

3.   DIVIDEND INCOME

On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of the Funds' undistributed net investment income and accumulated net realized gain (loss) on investments is included in net unrealized loss in the Statement of Operations.

Dividends were received from the following Funds:


                                                     DATE OF DIVIDEND                SOURCE OF
               FUND                                    REINVESTMENT                  DIVIDENDS
               ----                                  ----------------                ---------
Aetna Variable Fund                                    July 20, 1994                 Net investment income and net
                                                       December 30, 1994             realized gains
--------------------------------------------------------------------------------------------------------------------
Aetna Income Shares                                    July 20, 1994                 Net investment income
                                                       December 30, 1994
--------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund                             July 20, 1994                 Net investment income
                                                       December 30, 1994
--------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.                   July 20, 1994                 Net investment income and
                                                       December 30, 1994                realized gains
--------------------------------------------------------------------------------------------------------------------
Aetna GET Fund, Series B                               December 30, 1994             Net investment income and
                                                                                     net realized gains
--------------------------------------------------------------------------------------------------------------------
Alger American Fund-Alger American Small               May 5, 1994                   Net realized gains
Capitalization Portfolio
--------------------------------------------------------------------------------------------------------------------
Calvert Socially Responsible Series                    December 30, 1994             Net investment income
--------------------------------------------------------------------------------------------------------------------
Insurance Management Series-Corporate Bond             October 21, 1994              Net investment income
   Fund                                                November 21, 1994
                                                       December 21, 1994
--------------------------------------------------------------------------------------------------------------------
Insurance Management Series-Equity Growth and          December 21, 1994             Net investment income
   Income Fund
--------------------------------------------------------------------------------------------------------------------
Insurance Management Series-U.S. Government Bond Fund  October 21, 1994              Net investment income
                                                       November 21, 1994
                                                       December 21, 1994
--------------------------------------------------------------------------------------------------------------------
Insurance Management Series-Prime Money Fund           November 30, 1994             Net investment Income
                                                       December 30, 1994
--------------------------------------------------------------------------------------------------------------------
Insurance Management Series-Utility Fund               October 21, 1994              Net investment income
                                                       November 21, 1994
                                                       December 21, 1994
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series-Aggressive Growth Portfolio         December 29, 1994             Net investment income
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series-Flexible Income Portfolio           December 29, 1994             Net investment income
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series-Growth Portfolio                    December 29, 1994             Net investment income
--------------------------------------------------------------------------------------------------------------------
Lexington Emerging Markets Fund, Inc.                  December 29, 1994             Net investment income and net
                                                                                       realized gains
--------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                      December 29, 1994             Net investment income
--------------------------------------------------------------------------------------------------------------------

                                          S-9

--------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers Management                 February 11, 1994             Net investment income and net
   Trust-Growth Portfolio                                                               realized gains

VARIABLE ANNUITY ACCOUNT B

3.   DIVIDEND INCOME (continued)

                                                       DATE OF DIVIDEND              SOURCE OF
                         FUND                            REINVESTMENT                DIVIDENDS
                         ----                          ----------------              ---------
Scudder Variable Life Investment Fund-                 February 28, 1994        Net investment income
  International Portfolio
--------------------------------------------------------------------------------------------------------------------
TCI Portfolios, Inc.-TCI Balanced                      September 24, 1994       Net investment income
                                                       December 16, 1994
--------------------------------------------------------------------------------------------------------------------
TCI Portfolios, Inc.-TCI Growth                        April 8, 1994            Net investment income

4.   PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments other than short-term investments for the year ended December 31, 1994 aggregated $342,561,371 and $213,403,512, respectively.

                        CONSOLIDATED FINANCIAL STATEMENTS
            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

                                      INDEX

                                                                            PAGE
                                                                            ----

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .  F-2

Consolidated Financial Statements:

  Consolidated Statements of Income for the Years Ended December 31, 1994,
      1993, and 1992 . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-3

  Consolidated Balance Sheets as of December 31, 1994 and 1993 . . . . . .  F-4

  Consolidated Statements of Shareholder's Equity for the Years Ended
       December 31, 1994, 1993 and 1992. . . . . . . . . . . . . . . . . .  F-5

  Consolidated Statements of Cash Flows for the Years Ended December 31,
       1994, 1993 and 1992 . . . . . . . . . . . . . . . . . . . . . . . .  F-6

Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . .  F-7

                          INDEPENDENT AUDITORS' REPORT

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries at December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1994, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 1993 the Company changed its methods of accounting for certain investments in debt and equity securities and reinsurance contracts. In 1992, the Company changed its method of accounting for income taxes and postretirement benefits other than pensions.

                                      KPMG Peat Marwick LLP

Hartford, Connecticut
February 7, 1995

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

                        CONSOLIDATED STATEMENTS OF INCOME
                                   (MILLIONS)


                                                                    YEARS ENDED DECEMBER 31,
                                                                 ----------------------------
                                                                 1994         1993      1992
                                                                 ----         ----      ----
Revenue:
  Premiums . . . . . . . . . . . . . . . . . . . . .              $ 124.2    $  82.1   $  72.5
  Charges assessed against policyholders . . . . . .                279.0      251.5     235.4
  Net investment income. . . . . . . . . . . . . . .                917.2      911.9     848.1
  Net realized capital gains . . . . . . . . . . . .                  1.5        9.5      13.4
  Other income . . . . . . . . . . . . . . . . . . .                 10.3        9.5       6.7
                                                                 --------   --------  --------
        Total revenue. . . . . . . . . . . . . . . .              1,332.2    1,264.5   1,176.1
                                                                 --------   --------  --------

Benefits and expenses:
  Current and future benefits. . . . . . . . . . . .                852.4      806.4     761.6
  Operating expenses . . . . . . . . . . . . . . . .                227.2      201.3     213.5
  Amortization of deferred policy acquisition costs.                 36.1       37.7      32.9
                                                                 --------   --------  --------
       Total benefits and expenses . . . . . . . . .              1,115.7    1,045.4   1,008.0
                                                                 --------   --------  --------

Income before federal income taxes and cumulative
 effect adjustments. . . . . . . . . . . . . . . . .                216.5      219.1     168.1

  Federal income taxes . . . . . . . . . . . . . . .                 71.2       76.2      54.9
                                                                 --------   --------  --------

Income before cumulative effect adjustments. . . . .                145.3      142.9     113.2

Cumulative effect adjustments, net of tax:
     Change in accounting for income taxes . . . . .                  -          -        22.8
     Change in accounting for postretirement benefits
      other than pensions. . . . . . . . . . . . . .                  -          -       (13.2)
                                                                 --------   --------  --------

Net income . . . . . . . . . . . . . . . . . . . . .              $ 145.3    $ 142.9   $ 122.8
                                                                 --------   --------  --------
                                                                 --------   --------  --------



See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

                           CONSOLIDATED BALANCE SHEETS
                                   (MILLIONS)


                                                                               DECEMBER 31,
                                                                     -------------------------------
ASSETS                                                                    1994              1993
------                                                                    ----              ----
Investments:
  Debt securities, available for sale:
    (amortized cost: $10,577.8 and $9,783.9) . . . . . . .           $  10,191.4         $  10,531.0
  Equity securities, available for sale:
    Non-redeemable preferred stock (cost:
      $43.3 and $38.3) . . . . . . . . . . . . . . . . . .                  47.2                45.9
    Investment in affiliated mutual funds
      (cost: $187.2 and $122.4). . . . . . . . . . . . . .                 181.9               126.7
  Short-term investments . . . . . . . . . . . . . . . . .                  98.0                22.6
  Mortgage loans . . . . . . . . . . . . . . . . . . . . .                   9.9                10.1
  Policy loans . . . . . . . . . . . . . . . . . . . . . .                 248.7               202.7
  Limited partnership. . . . . . . . . . . . . . . . . . .                  24.4                   -
                                                                   -------------       -------------
       Total investments . . . . . . . . . . . . . . . . .              10,801.5            10,939.0

Cash and cash equivalents. . . . . . . . . . . . . . . . .                 623.3               536.1
Accrued investment income. . . . . . . . . . . . . . . . .                 142.2               124.7
Premiums due and other receivables . . . . . . . . . . . .                  75.8                67.0
Deferred policy acquisition costs. . . . . . . . . . . . .               1,172.0             1,061.0
Reinsurance loan to affiliate. . . . . . . . . . . . . . .                 690.3               711.0
Other assets . . . . . . . . . . . . . . . . . . . . . . .                  15.9                12.6
Separate Accounts assets . . . . . . . . . . . . . . . . .               7,420.8             6,684.3
                                                                   -------------       -------------
       Total assets. . . . . . . . . . . . . . . . . . . .           $  20,941.8         $  20,135.7
                                                                   -------------       -------------
                                                                   -------------       -------------

LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------
Liabilities:
  Future policy benefits . . . . . . . . . . . . . . . . .           $   2,968.1         $   2,741.8
  Unpaid claims and claim expenses . . . . . . . . . . . .                  23.8                27.2
  Policyholders' funds left with the Company . . . . . . .               8,901.6             9,003.9
                                                                   -------------       -------------
       Total insurance liabilities . . . . . . . . . . . .              11,893.5            11,698.7
  Other liabilities. . . . . . . . . . . . . . . . . . . .                 302.1               229.7
  Federal income taxes:
    Current. . . . . . . . . . . . . . . . . . . . . . . .                   3.4                40.6
    Deferred . . . . . . . . . . . . . . . . . . . . . . .                 233.5               161.5
  Separate Accounts liabilities. . . . . . . . . . . . . .               7,420.8             6,684.3
                                                                   -------------       -------------
       Total liabilities . . . . . . . . . . . . . . . . .              19,853.3            18,889.0
                                                                   -------------       -------------

Shareholder's equity:
  Common capital stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and outstanding) . . .                   2.8                 2.8
  Paid-in capital. . . . . . . . . . . . . . . . . . . . .                 407.6               407.6
  Net unrealized capital gains (losses). . . . . . . . . .                (189.0)              114.5
  Retained earnings. . . . . . . . . . . . . . . . . . . .                 867.1               721.8
                                                                   -------------       -------------
       Total shareholder's equity. . . . . . . . . . . . .               1,088.5             1,246.7
                                                                   -------------       -------------

       Total liabilities and shareholder's equity. . . . .           $  20,941.8         $  20,135.7
                                                                   -------------       -------------
                                                                   -------------       -------------


See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                   (MILLIONS)

                                                     YEARS ENDED DECEMBER 31,
                                                  -----------------------------
                                                    1994      1993       1992
                                                    ----      ----       ----
Shareholder's equity, beginning of year. . . . .  $1,246.7   $  990.1  $ 867.4
Net change in unrealized capital gains (losses).    (303.5)     113.7     (0.1)
Net income . . . . . . . . . . . . . . . . . . .     145.3      142.9    122.8
                                                  --------   --------  -------
Shareholder's equity, end of year. . . . . . . .  $1,088.5   $1,246.7  $ 990.1
                                                  --------   --------  -------
                                                  --------   --------  -------

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (MILLIONS)


                                                                                                     YEARS ENDED DECEMBER 31,
                                                                                             -------------------------------------
                                                                                                1994          1993          1992
                                                                                                ----          ----          ----
Cash Flows from Operating Activities:

  Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  145.3      $  142.9      $  122.8
  Cumulative effect adjustments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          -             -          (9.6)
  Increase in accrued investment income. . . . . . . . . . . . . . . . . . . . . . . . . .      (17.5)        (11.1)         (8.7)
  (Increase) decrease in premiums due and other receivables. . . . . . . . . . . . . . . .        1.3          (5.6)        (19.9)
  Increase in policy loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (46.0)        (36.4)        (32.4)
  Increase in deferred policy acquisition costs. . . . . . . . . . . . . . . . . . . . . .      (96.5)        (60.5)        (60.8)
  Decrease in reinsurance loan to affiliate. . . . . . . . . . . . . . . . . . . . . . . .       27.8          31.8          37.8
  Net increase in universal life account balances. . . . . . . . . . . . . . . . . . . . .      164.7         126.4         130.8
  Increase in other insurance reserve liabilities. . . . . . . . . . . . . . . . . . . . .       65.7          86.1          20.5
  Net increase in other liabilities and other assets . . . . . . . . . . . . . . . . . . .       53.9           7.0          20.2
  Decrease in federal income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (11.7)         (3.7)        (11.8)
  Net accretion of discount on bonds . . . . . . . . . . . . . . . . . . . . . . . . . . .      (77.9)        (88.1)        (75.2)
  Net realized capital gains . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (1.5)         (9.5)        (13.4)
  Other, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (1.0)          0.2          (0.2)
                                                                                           ----------    ----------    ----------
      Net cash provided by operating activities. . . . . . . . . . . . . . . . . . . . . .      206.6         179.5         100.1
                                                                                           ----------    ----------    ----------

Cash Flows from Investing Activities:
  Proceeds from sales of :
    Debt securities available for sale . . . . . . . . . . . . . . . . . . . . . . . . . .    3,593.8         473.9         543.3
    Equity securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       93.1          89.6          50.6
  Investment maturities and collections of:
    Debt securities available for sale . . . . . . . . . . . . . . . . . . . . . . . . . .    1,289.2       2,133.3       1,179.2
    Short-term investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30.4          19.7           5.0
  Cost of investment purchases in:
    Debt securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (5,621.4)     (3,669.2)     (2,612.2)
    Equity securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (162.5)       (157.5)        (63.0)
    Short-term investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (106.1)        (41.3)         (5.0)
    Limited partnership. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (25.0)            -             -
                                                                                           ----------    ----------    ----------
      Net cash used for investing activities . . . . . . . . . . . . . . . . . . . . . . .     (908.5)     (1,151.5)       (902.1)
                                                                                           ----------    ----------    ----------

Cash Flows from Financing Activities:
  Deposits and interest credited for investment contracts. . . . . . . . . . . . . . . . .    1,737.8       2,117.8       1,619.6
  Withdrawals of investment contracts. . . . . . . . . . . . . . . . . . . . . . . . . . .     (948.7)     (1,000.3)       (767.7)
                                                                                           ----------    ----------    ----------
      Net cash provided by financing activities. . . . . . . . . . . . . . . . . . . . . .      789.1       1,117.5         851.9
                                                                                           ----------    ----------    ----------

Net increase in cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . .       87.2         145.5          49.9
Cash and cash equivalents, beginning of year . . . . . . . . . . . . . . . . . . . . . . .      536.1         390.6         340.7
                                                                                           ----------    ----------    ----------

Cash and cash equivalents, end of year . . . . . . . . . . . . . . . . . . . . . . . . . .   $  623.3      $  536.1      $  390.6
                                                                                           ----------    ----------    ----------
                                                                                           ----------    ----------    ----------

Supplemental cash flow information:
 Income taxes paid, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   82.6      $   79.9      $   54.0
                                                                                           ----------    ----------    ----------
                                                                                           ----------    ----------    ----------

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1994, 1993, AND 1992


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries, Aetna Insurance Company of America, Systematized Benefits Administrators, Inc., Aetna Private Capital, Inc. and Aetna Investment Services, Inc. (collectively, the "Company"). Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Life and Casualty Company ("Aetna").

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions have been eliminated. Certain reclassifications have been made to 1993 and 1992 financial information to conform to the 1994 presentation.

The Company offers a wide range of life insurance products and annuity contracts with variable and fixed accumulation and payout options. The Company also provides investment advisory and other services to affiliated mutual funds.

ACCOUNTING CHANGES

     Accounting for Certain Investments in Debt and Equity Securities

On December 31, 1993, the Company adopted Financial Accounting Standard ("FAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities, which requires the classification of debt securities into three categories: "held to maturity", which are carried at amortized cost; "available for sale", which are carried at fair value with changes in fair value recognized as a component of shareholder's equity; and "trading", which are carried at fair value with immediate recognition in income of changes in fair value.

Initial adoption of this standard resulted in a net increase of $106.8 million, net of taxes of $57.5 million, to net unrealized gains in shareholder's equity. These amounts exclude gains and losses allocable to experience-rated (including universal life) contractholders. Adoption of FAS No. 115 did not have a material effect on deferred policy acquisition costs.

     Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts

During 1993, the Company adopted FAS No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, retroactive to January 1, 1993. Reinsurance recoverables (previously reported as a reduction in insurance reserve liabilities) and reinsurance receivables and ceded unearned premiums are included in premiums due and other receivables. The adoption of FAS No. 113 did not have a material impact on the Company's 1993 Consolidated Financial Statements.

     Accounting for Income Taxes

The Company adopted FAS No. 109, Accounting for Income Taxes, in 1992, retroactive to January 1, 1992. A cumulative effect benefit of $22.8 million related to the adoption of this standard is reflected in the 1992 Consolidated Statement of Income.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     Postretirement Benefits Other Than Pensions

FAS No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions, required that employers accrue the cost and recognize the liability for providing non-pension benefits to retired employees and agents. Aetna and the Company implemented FAS No. 106 in 1992, retroactive to January 1, 1992 on the immediate recognition basis. The cumulative effect charge for all Aetna employees was reflected in Aetna's 1992 Statement of Income. A cumulative effect charge of $13.2 million, net of taxes of $7.1 million, related to the adoption of this standard for Company agents is reflected in the Company's 1992 Consolidated Statement of Income.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of ninety days or less when purchased.

INVESTMENTS

     Debt Securities

At December 31, 1994 and 1993, all of the Company's debt securities are classified as available for sale and carried at fair value. These securities are written down (as realized losses) for other than temporary decline in value. Unrealized gains and losses related to these securities, after deducting amounts allocable to experience-rated contractholders and related taxes, are reflected in shareholder's equity.

Fair values for debt securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

Purchases and sales of debt securities are recorded on the trade date.

     Equity Securities

Equity securities are classified as available for sale and carried at fair value based on quoted market prices or dealer quotations. Equity securities are written down (as realized losses) for other than temporary declines in value. Unrealized gains and losses related to such securities are reflected in shareholder's equity. Purchases and sales are recorded on the trade date.

The investment in affiliated mutual funds represents an investment in the Aetna Series Fund, Inc., a retail mutual fund which has been seeded by the Company, and is carried at fair value.

     Mortgage Loans and Policy Loans

Mortgage loans and policy loans are carried at unpaid principal balances net of valuation reserves, which approximates fair value, and are generally secured. Purchases and sales of mortgage loans are recorded on the closing date.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


     Limited Partnership

The Company's limited partnership investment is carried at the amount invested plus the Company's share of undistributed operating results and unrealized gains (losses), which approximates fair value.

     Short-Term Investments

Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of over ninety days and less than one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

DEFERRED POLICY ACQUISITION COSTS

Certain costs of acquiring insurance business have been deferred. These costs, all of which vary with and are primarily related to the production of new business, consist principally of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods. For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits. These costs are amortized over twenty years for annuity pension contracts, and over the contract period for universal life contracts. Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits would not be adequate to cover related losses and expenses.

INSURANCE RESERVE LIABILITIES

The Company's liabilities include reserves related to fixed ordinary life, fixed universal life and fixed annuity contracts. Reserves for future policy benefits for fixed ordinary life contracts are computed on the basis of assumed investment yield, assumed mortality, withdrawals and expenses, including a margin for adverse deviation, which generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 10.50%. Assumed investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

Reserves for fixed universal life (included in Future Policy Benefits) and fixed deferred annuity contracts (included in Policyholders' Funds Left With the Company) are equal to the fund value. The fund value is equal to cumulative deposits less charges plus credited interest thereon, without reduction for possible future penalties assessed on premature withdrawal. For guaranteed interest options, the interest credited ranged from 4.00% to 5.85% in 1994 and 4.00% to 7.68% in 1993. For all other fixed options, the interest credited ranged from 5.00% to 7.50% in 1994 and 5.00% to 9.25% in 1993.

Reserves for fixed annuity contracts in the annuity period and for future amounts due under settlement options are computed actuarially using the Progressive Annuity Table (modified), the Annuity Table for 1949, the 1971 Individual Annuity Mortality Table, the 1971 Group Annuity Mortality Table, the 1983 Individual Annuity Mortality Table and the 1983 Group Annuity Mortality Table, at assumed interest rates ranging from 3.5% to 9.5%. Reserves relating to contracts with life contingencies are included in Future Policy Benefits. For other contracts, the reserves are reflected in Policyholders' Funds Left With the Company.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

PREMIUMS, CHARGES ASSESSED AGAINST POLICYHOLDERS, BENEFITS AND EXPENSES

Premiums are recorded as revenue when due for fixed ordinary life contracts. Charges assessed against policyholders' funds for cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue for universal life and certain annuity contracts. Policy benefits and expenses are recorded in relation to the associated premiums or gross profit so as to result in recognition of profits over the expected lives of the contracts.

SEPARATE ACCOUNTS

Assets held under variable universal life, variable life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, or The Aetna Series Fund Inc., which are managed by the Company or other selected mutual funds not managed by the Company.

Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option which is offered through a Separate Account. The assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $149.7 million for 1994 (fair value $146.3 million) and $31.2 million for 1993 (fair value $33.3 million), since the Company bears the investment risk where the contract is held to maturity. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.5% to 8.38% in 1994 and from 4% to 9.45% in 1993. Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains (losses) of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains (losses) on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

FEDERAL INCOME TAXES

The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2.   INVESTMENTS

Investments in debt securities available for sale as of December 31, 1994 were as follows:


                                                                                    GROSS           GROSS
                                                                 AMORTIZED       UNREALIZED       UNREALIZED        FAIR
                                                                   COST             GAINS           LOSSES         VALUE
                                                                   ----             -----           ------         -----
                                                                                 (millions)
U.S. Treasury securities and obligations of
  U.S government agencies and corporations . . . . . . . . .     $  1,396.1        $   2.0       $   84.2     $  1,313.9
Obligations of states and political
  subdivisions . . . . . . . . . . . . . . . . . . . . . . .           37.9            1.2              -           39.1
U.S. Corporate securities:
      Financial. . . . . . . . . . . . . . . . . . . . . . .        2,216.9            3.8          109.4        2,111.3
      Utilities. . . . . . . . . . . . . . . . . . . . . . .          100.1              -            7.9           92.2
      Other. . . . . . . . . . . . . . . . . . . . . . . . .        1,344.3            6.0           67.9        1,282.4
                                                                 ----------        -------       --------     ----------
    Total U.S. Corporate securities. . . . . . . . . . . . .        3,661.3            9.8          185.2        3,485.9
Foreign securities:
      Government . . . . . . . . . . . . . . . . . . . . . .          434.4            1.2           33.9          401.7
      Financial. . . . . . . . . . . . . . . . . . . . . . .          368.2            1.1           23.0          346.3
      Utilities. . . . . . . . . . . . . . . . . . . . . . .          204.4            2.5            9.5          197.4
      Other. . . . . . . . . . . . . . . . . . . . . . . . .           46.3            0.8            1.5           45.6
                                                                 ----------        -------       --------     ----------
    Total Foreign securities . . . . . . . . . . . . . . . .        1,053.3            5.6           67.9          991.0
Residential mortgage-backed securities:
      Residential pass-throughs. . . . . . . . . . . . . . .          627.1           81.5            5.0          703.6
      Residential CMOs . . . . . . . . . . . . . . . . . . .        2,671.0           32.9          139.4        2,564.5
                                                                 ----------        -------       --------     ----------
Total Residential mortgage-backed
  securities . . . . . . . . . . . . . . . . . . . . . . . .        3,298.1          114.4          144.4        3,268.1
Commercial/Multifamily mortgage-backed
  securities . . . . . . . . . . . . . . . . . . . . . . . .          435.0            0.2           21.3          413.9
                                                                 ----------        -------       --------     ----------
    Total Mortgage-backed securities . . . . . . . . . . . .        3,733.1          114.6          165.7        3,682.0
Other loan-backed securities . . . . . . . . . . . . . . . .          696.1            0.2           16.8          679.5
                                                                 ----------        -------       --------     ----------

Total debt securities available for sale . . . . . . . . . .     $ 10,577.8        $ 133.4       $  519.8     $ 10,191.4
                                                                 ----------        -------       --------     ----------
                                                                 ----------        -------       --------     ----------

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     Investments in debt securities available for sale as of December 31, 1993 were as follows:



                                                                                    GROSS           GROSS
                                                                 AMORTIZED       UNREALIZED       UNREALIZED        FAIR
                                                                   COST             GAINS           LOSSES         VALUE
                                                                   ----             -----           ------         -----
                                                                                 (millions)
U.S. Treasury securities and obligations of
  U.S government agencies and corporations . . . . . . . . .       $  827.2        $  19.4       $    6.6     $    840.4
Obligations of states and political
  subdivisions . . . . . . . . . . . . . . . . . . . . . . .            0.5              -              -            0.5
U.S. Corporate securities:
      Financial. . . . . . . . . . . . . . . . . . . . . . .          983.3           49.2            0.7        1,031.8
      Utilities. . . . . . . . . . . . . . . . . . . . . . .          141.2           12.4              -          153.6
      Other. . . . . . . . . . . . . . . . . . . . . . . . .          704.3           51.6            2.3          753.6
                                                                 ----------        -------       --------     ----------
    Total U.S. Corporate securities. . . . . . . . . . . . .        1,828.8          113.2            3.0        1,939.0
Foreign securities:
      Government . . . . . . . . . . . . . . . . . . . . . .          289.1           31.7            0.5          320.3
      Financial. . . . . . . . . . . . . . . . . . . . . . .          365.8           18.5            0.9          383.4
      Utilities. . . . . . . . . . . . . . . . . . . . . . .          206.2           28.9            0.1          235.0
      Other. . . . . . . . . . . . . . . . . . . . . . . . .           30.4            1.3            0.8           30.9
                                                                 ----------        -------       --------     ----------
    Total Foreign securities . . . . . . . . . . . . . . . .          891.5           80.4            2.3          969.6
Residential mortgage-backed securities:
      Residential pass-throughs. . . . . . . . . . . . . . .        1,125.0          218.1            1.7        1,341.4
      Residential CMOs . . . . . . . . . . . . . . . . . . .        4,868.7          318.1            1.1        5,185.7
                                                                 ----------        -------       --------     ----------
Total Residential mortgage-backed
  securities . . . . . . . . . . . . . . . . . . . . . . . .        5,993.7          536.2            2.8        6,527.1
Commercial/Multifamily mortgage-backed
  securities . . . . . . . . . . . . . . . . . . . . . . . .          193.0           13.4            0.8          205.6
                                                                 ----------        -------       --------     ----------
      Total Mortgage-backed securities . . . . . . . . . . .        6,186.7          549.6            3.6        6,732.7
Other loan-backed securities . . . . . . . . . . . . . . . .           49.2            0.2            0.2           49.2
                                                                 ----------        -------       --------     ----------

Total debt securities available for sale . . . . . . . . . .     $  9,783.9        $ 762.8       $   15.7     $ 10,531.0
                                                                 ----------        -------       --------     ----------
                                                                 ----------        -------       --------     ----------

At December 31, 1994 and 1993, net unrealized appreciation (depreciation) of $(386.4) million and $747.1 million, respectively, on available for sale debt securities included $(308.6) million and $582.8 million, respectively, related to experience-rated contractholders, which were not included in shareholder's equity.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


The amortized cost and fair value of debt securities for the year ended December 31, 1994 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                AMORTIZED             FAIR
                                                  COST                VALUE
                                                  ----                -----
                                                         (millions)
     Due to mature:
       One year or less. . . . . . . . . . . .  $    103.9         $    103.5
       After one year through five years . . .     1,965.6            1,920.0
       After five years through ten years. . .     2,371.3            2,207.0
       After ten years . . . . . . . . . . . .     1,707.8            1,599.4
       Mortgage-backed securities. . . . . . .     3,733.1            3,682.0
       Other loan-backed securities. . . . . .       696.1              679.5
                                                ----------         ----------

            Total. . . . . . . . . . . . . . .  $ 10,577.8         $ 10,191.4
                                                ----------         ----------
                                                ----------         ----------

At December 31, 1994 and 1993, debt securities carried at $7.0 million and $7.3 million, respectively, were on deposit as required by regulatory authorities.

The valuation reserve for mortgage loans was $3.1 million and $4.2 million at December 31, 1994 and 1993, respectively. The carrying value of non-income producing investments was $0.2 million and $34.3 million at December 31, 1994 and 1993, respectively.

Investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1994 are as follows:

                                                   AMORTIZED    FAIR
     DEBT SECURITIES                                  COST      VALUE
     ---------------                                  ----      -----
                                                       (millions)

     General Electric Capital Corporation. . . .     $ 264.9    $252.1
     General Motors Corporation. . . . . . . . .       167.8     161.7
     Society National Bank . . . . . . . . . . .       152.8     143.7
     Ford Motor Company. . . . . . . . . . . . .       144.7     142.3
     Associates Corporation of North America . .       132.9     131.1
     First Deposit Master Trust 1994-1A. . . . .       114.9     112.1

The portfolio of debt securities at December 31, 1994 and 1993 included $318 million and $329 million, respectively, (3% of the debt securities for both years) of investments that are considered "below investment grade". "Below investment grade" securities are defined to be securities that carry a rating below BBB-/Baa3, by Standard & Poors/Moody's Investor Services, respectively.
Of these below investment grade assets, $32 million and $39 million, at December 31, 1994 and 1993, respectively, were investments that were purchased at investment grade, but whose ratings have since been downgraded.

Included in residential mortgage-back securities are collateralized mortgage obligations ("CMOs") with carrying values of $2.6 billion and $5.2 billion at December 31, 1994 and 1993, respectively. The $2.6 billion decline in

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


CMOs from December 31, 1993 to December 31, 1994 was related primarily to sales and principal repayments. CMO sales of $1.6 billion resulted in net realized capital gains of $35 million of which $23 million was allocated to experience-rated contracts. The Company's CMO exposure was reduced as a result of changes in their risk and return characteristics and to better diversify the risk profile of the Company's assets. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates whereby the CMOs would be subject to repayments of principal earlier or later than originally anticipated. At December 31, 1994 and 1993, approximately 85% and 93%, respectively, of the Company's CMO holdings consisted of sequential and planned amortization class ("PAC") debt securities which are subject to less prepayment and extension risk than other CMO instruments. At December 31, 1994 and 1993, approximately 82% of the Company's CMO holdings were collateralized by residential mortgage loans, on which the timely payment of principal and interest was backed by specified government agencies (e.g., GNMA, FNMA, FHLMC).

If due to declining interest rates, principal was to be repaid earlier than originally anticipated, the Company could be affected by a decrease in investment income due to the reinvestment of these funds at a lower interest rate. Such prepayments may result in a duration mismatch between assets and liabilities which could be corrected as cash from prepayments could be reinvested at an appropriate duration to adjust the mismatch.

Conversely, if due to increasing interest rates, principal was to be repaid slower than originally anticipated, the Company could be affected by a decrease in cash flow which reduces the ability to reinvest expected principal repayments at higher interest rates. Such slower payments may result in a duration mismatch between assets and liabilities which could be corrected as available cash flow could be reinvested at an appropriate duration to adjust the mismatch.

At December 31, 1994 and 1993, 4% and 3%, respectively, of the Company's CMO holdings consisted of interest-only strips (IOs) or principal-only strips (POs). IOs receive payments of interest and POs receive payments of principal on the underlying pool of mortgages. The risk inherent in holding POs is extension risk related to dramatic increases in interest rates whereby the future payments due on POs could be repaid much slower than originally anticipated. The extension risks inherent in holding POs, PACs and sequentials was mitigated by purchasing offsetting positions in IOs. During dramatic increases in interest rates, IOs would generate more future payments than originally anticipated.

The risk inherent in holding IOs is prepayment risk related to dramatic decreases in interest rates whereby future IO cash flows could be much less than originally anticipated and in some cases could be less than the original cost of the IO. The risks inherent in IOs are mitigated by holding offsetting positions in PO's, PACs, and sequentials. During dramatic decreases in interest rates POs, PACs and sequentials would generate future cash flows much quicker than originally anticipated.

In 1993, due to declining interest rates and prepayments on the underlying pool of mortgages, the amortized cost on IO's was written down by $85.4 million. IO writedowns of $4.7 million, net of $80.7 million allocated to experience-rated contracts, were reflected in 1993 net realized capital gains (losses). In 1994, due to increasing interest rates, unrealized gains on IO's increased from $0.5 million at December 31, 1993 to $17.8 million at December 31, 1994. Conversely, unrealized gains on POs decreased from $36.7 million at December 31, 1993 to $5.3 million at December 31, 1994. 1994 net realized gains (losses) included net gains of $10.0 million as a result of sales of IOs and POs (including amounts allocated to experience-rated contractholders).

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


The Company did not use derivative instruments (ie.,futures, forward contracts, interest swaps, etc.)for hedging or any other purposes in 1994 or 1993.

The Company does hold investments in certain debt and equity securities with derivative characteristics (ie., including the fact that their market value is at least partially determined by, among other things, levels of or changes in interest rates, prepayment rates, equity markets or credit ratings/spreads).

The amortized cost and fair value of these securities, included in the $10.8 billion investment portfolio, as of December 31, 1994 was as follows:

                                                         AMORTIZED     FAIR
                                                            COST       VALUE
                                                            ----       -----
                                                                (millions)
     Collateralized mortgage obligations (including
       interest-only and principal-only strips). . . .    $ 2,671.0  $ 2,564.5
     Treasury and agency strips:
       Principal . . . . . . . . . . . . . . . . . . .         20.7       21.6
       Interest. . . . . . . . . . . . . . . . . . . .        104.2       90.2
     Mandatorily convertible preferred stock . . . . .         12.1       11.6

     Investments in available for sale equity securities were as follows:



                                                GROSS          GROSS
                                              UNREALIZED     UNREALIZED     FAIR
                                     COST       GAINS          LOSSES       VALUE
                                     ----       -----          ------       -----
                                                    (Millions)
     1994
     Equity Securities . . . . . .  $ 230.5   $   6.5         $   7.9      $ 229.1
                                    -------   -------         -------      -------

     1993
     Equity Securities . . . . . .  $ 160.7   $  12.0         $   0.1      $ 172.6
                                    -------   -------         -------      -------

At December 31, 1994 and 1993, 91% of outstanding policy loans had fixed interest rates. The fixed interest rates for annuity policy loans ranged from 1% to 3% for individual annuity policies in both 1994 and 1993. The fixed interest rates for individual life policy loans ranged from 5% to 8% in 1994 and 6% to 8% in 1993. The remaining outstanding policy loans had variable interest rates averaging 8% in 1994 and 1993. Investment income from policy loans was $11.5 million, $10.8 million and $9.5 million in 1994, 1993 and 1992, respectively.

OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

At December 31, 1993, the Company had $149.0 million in outstanding forward commitments to purchase mortgage-backed securities at a specified future date and at a specified price or yield. These instruments involve elements of market risk whereby future changes in market prices may make a financial instrument less valuable. However, the difference between the fair value at which the commitments can be settled, and the contractual value of these securities, was immaterial at December 31, 1993. There were no outstanding forward commitments at December 31, 1994.

There were no material concentrations of off-balance sheet financial instruments at December 31, 1994 and 1993.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   CAPITAL GAINS AND LOSSES ON INVESTMENT OPERATIONS

Realized capital gains or losses are the difference between proceeds received from investments sold or prepaid, and amortized cost. Net realized capital gains as reflected in the Consolidated Statements of Income are after deductions for net realized capital gains (losses) allocated to experience-rated contracts of $(29.1) million, $(54.8) million and $36.1 million for the years ended December 31, 1994, 1993, and 1992, respectively. Net realized capital gains (losses) allocated to experience-rated contracts are deferred and subsequently reflected in credited rates on an amortized basis. Net unamortized gains (losses), reflected as a component of Policyholders' Funds Left With the Company, were $(50.7) million and $(16.5) million at the end of December 31, 1994 and 1993, respectively.

Changes to the mortgage loan valuation reserve and writedowns on debt securities are included in net realized capital gains (losses) and amounted to $1.1 million and $(98.5) million, of which $0.8 million and $(91.5) million were allocable to experience-rated contractholders, for the years ended December 31, 1994 and 1993, respectively. There were no changes to the valuation reserve or writedowns in 1992. The 1993 losses were primarily related to writedowns of interest-only mortgage-backed securities to their fair value.

Net realized capital gains (losses) on investments, net of amounts allocated to experience-rated contracts, were as follows:

                                            1994       1993      1992
                                            ----       ----      ----
                                                    (millions)
     Debt securities . . . . . . . . . .   $  1.0     $  9.6    $ 12.9
     Equity securities . . . . . . . . .      0.2         .1       0.5
     Mortgage loans. . . . . . . . . . .      0.3       (0.2)        -
                                           ------     ------    ------
     Pretax realized capital gains . . .   $  1.5     $  9.5    $ 13.4
                                           ------     ------    ------
                                           ------     ------    ------
       After-tax realized capital gains.   $  1.0     $  6.2    $  8.8
                                           ------     ------    ------
                                           ------     ------    ------

Gross gains of $26.6 million, $33.3 million and $13.9 million and gross losses of $25.6 million, $23.7 million and $1.0 million were realized from the sales of investments in debt securities in 1994, 1993 and 1992, respectively.

Changes in unrealized capital gains (losses), excluding changes in unrealized capital gains (losses) related to experience-rated contracts, for the years ended December 31, were as follows:

                                             1994         1993        1992
                                             ----         ----        ----
                                                       (millions)
     Debt securities . . . . . . . . . . . $(242.1)     $ 164.3      $   -
     Equity securities . . . . . . . . . .   (13.3)        10.6        (0.1)
     Limited partnership . . . . . . . . .    (1.8)          -           -
                                           -------      -------      -------
                                            (257.2)       174.9        (0.1)


     Deferred federal income taxes
       (See Note 6). . . . . . . . . . . .    46.3         61.2          -
                                           -------      -------      -------

     Net change in unrealized capital
       gains (losses). . . . . . . . . . . $(303.5)     $ 113.7      $ (0.1)
                                           -------      -------      -------
                                           -------      -------      -------

The net change in unrealized capital gains (losses) on debt securities in 1994 and 1993 resulted from the adoption of FAS No. 115. For the year ended December 31, 1992, debt securities were carried at amortized cost. The unrecorded net appreciation for debt securities carried at amortized cost (including amounts allocable to experience-rated contracts) amounted to $612.4 million at December 31, 1992.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Net unrealized capital gains (losses) allocable to experience-rated contracts of $(308.6)million and $582.8 million at December 31, 1994 and 1993, respectively, are not included in shareholder's equity. These amounts are reflected on the Consolidated Balance Sheet in policyholders' funds left with the Company.

Shareholder's equity included the following unrealized capital gains (losses), which are net of amounts allocable to experience-rated contractholders, at December 31:

                                                    1994      1993       1992
                                                    ----      ----       ----
                                                          (millions)
     Debt securities
       Gross unrealized capital gains. . . . . .  $  27.4   $ 164.3  $    -
       Gross unrealized capital losses . . . . .   (105.2)       -        -
                                                  -------   -------  -------
                                                    (77.8)    164.3       -
     Equity securities
       Gross unrealized capital gains. . . . . .      6.5      12.0      2.0
       Gross unrealized capital losses . . . . .     (7.9)     (0.1)    (0.7)
                                                  -------   -------  -------
                                                     (1.4)     11.9      1.3
     Limited partnership
       Gross unrealized capital gains. . . . . .       --        --       --
       Gross unrealized capital losses . . . . .     (1.8)     (1.8)       -
                                                  -------   -------  -------
     Deferred federal income taxes (See Note 6).    108.0      61.7      0.5
                                                  -------   -------  -------
     Net change in unrealized capital gains
       (losses). . . . . . . . . . . . . . . . .  $(189.0)  $ 114.5  $   0.8
                                                  -------   -------  -------
                                                  -------   -------  -------

4.   NET INVESTMENT INCOME

Sources of net investment income were as follows:

                                                   1994        1993      1992
                                                   ----        ----      ----
                                                              (millions)
     Debt securities . . . . . . . . . . . . .    $ 823.9    $ 828.0   $ 763.7
     Preferred stock . . . . . . . . . . . . .        3.9        2.3       2.8
     Investment in affiliated mutual funds . .        5.2        2.9       3.2
     Mortgage loans. . . . . . . . . . . . . .        1.4        1.5       1.8
     Policy loans. . . . . . . . . . . . . . .       11.5       10.8       9.5
     Reinsurance loan to affiliate . . . . . .       51.5       53.3      56.7
     Cash equivalents. . . . . . . . . . . . .       29.5       16.8      16.6
     Other . . . . . . . . . . . . . . . . . .        6.7        7.7       6.4
                                                  -------    -------   -------
     Gross investment income . . . . . . . . .      933.6      923.3     860.7
     Less investment expenses. . . . . . . . .      (16.4)     (11.4)    (12.6)
                                                  -------    -------   -------
     Net investment income . . . . . . . . . .    $ 917.2    $ 911.9   $ 848.1
                                                  -------    -------   -------
                                                  -------    -------   -------

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Net investment income includes amounts allocable to experience-rated contractholders of $677.1 million, $661.3 million and $604.0 million for the years ended December 31, 1994, 1993 and 1992, respectively. Interest credited to contractholders is included in Current and Future Benefits.


5.   DIVIDEND RESTRICTIONS AND SHAREHOLDER'S EQUITY

The amount of dividends that may be paid to the shareholder in 1995 without prior approval by the Insurance Commissioner of the State of Connecticut is $70.9 million.

The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's equity those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $70.9 million, $77.6 million and $62.5 million for the years ended December 31, 1994, 1993 and 1992, respectively. Statutory shareholder's equity was $615.0 million and $574.4 million as of December 31, 1994 and 1993, respectively.

As of December 31, 1994, the Company does not utilize any statutory accounting practices which are not prescribed by insurance regulators that, individually or in the aggregate, materially affect statutory shareholder's equity.

6.   FEDERAL INCOME TAXES

The Company is included in the consolidated federal income tax return of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated return.

As discussed in Note 1, the Company adopted FAS No. 109 as of January 1, 1992 resulting in a cumulative effect benefit of $22.8 million.

In August 1993, the Omnibus Budget Reconciliation Act of 1993 (OBRA) was enacted which resulted in an increase in the federal corporate tax rate from 34% to 35% retroactive to January 1, 1993. The enactment of OBRA resulted in an increase in the deferred tax liability of $3.4 million at date of enactment, which is included in the 1993 deferred tax expense.

Components of income tax expense (benefits) were as follows:

                                          1994       1993     1992
                                          ----       ----     ----
                                                   (millions)
     Current taxes (benefits):
       Income from operations. . . . . . $  78.7   $  87.1  $  68.0
       Net realized capital gains. . . .   (33.2)     18.1     18.1
                                         -------   -------  -------
                                            45.5     105.2     86.1
                                         -------   -------  -------
     Deferred taxes (benefits):
       Income from operations. . . . . .    (8.0)    (14.2)   (17.7)
       Net realized capital gains. . . .    33.7     (14.8)   (13.5)
                                         -------   -------  -------
                                            25.7     (29.0)   (31.2)
                                         -------   -------  -------
          Total. . . . . . . . . . . . . $  71.2    $ 76.2  $  54.9
                                         -------   -------  -------
                                         -------   -------  -------

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Income tax expense was different from the amount computed by applying the federal income tax rate to income before federal income taxes for the following reasons:


                                                       1994           1993            1992
                                                       ----           ----            ----
                                                                   (millions)
    Income before federal income taxes . . .        $  216.5       $  219.1       $  168.1
    Tax rate . . . . . . . . . . . . . . . .            35  %          35  %          34  %
                                                    --------       --------       --------
    Application of the tax rate. . . . . . .            75.8           76.7           57.2
                                                    --------       --------       --------
    Tax effect of:
      Excludable dividends . . . . . . . . .            (8.6)          (8.7)          (6.4)
      Tax reserve adjustments. . . . . . . .             2.9            4.7            5.1
      Reinsurance transaction. . . . . . . .             1.9           (0.2)          (0.5)
      Tax rate change on deferred
        liabilities. . . . . . . . . . . . .              -             3.7             -
      Other, net . . . . . . . . . . . . . .            (0.8)            -            (0.5)
                                                    --------       --------       --------
        Income tax expense . . . . . . . . .        $   71.2       $   76.2       $   54.9
                                                    --------       --------       --------
                                                    --------       --------       --------

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities under FAS No. 109 at December 31, 1994 and 1993 are presented below:

                                                              1994       1993
                                                              ----       ----
                                                                (millions)
     Deferred tax assets:
       Insurance reserve . . . . . . . . . . . . . . . . .   $ 211.5   $ 195.4
       Net unrealized capital losses . . . . . . . . . . .     136.3       -
       Investment losses not currently deductible. . . . .      15.5      31.2
       Postretirement benefits other than pensions . . .         8.4       8.6
       Impairment reserves . . . . . . . . . . . . . . . .       -         7.9
       Other . . . . . . . . . . . . . . . . . . . . . . .      28.3      19.3
                                                             -------   -------
     Total gross assets. . . . . . . . . . . . . . . . . .     400.0     262.4
     Less valuation allowance. . . . . . . . . . . . . . .     136.3       -
                                                             -------   -------
       Deferred tax assets net of valuation. . . . . . . .     263.7     262.4

     Deferred tax liabilities:
       Deferred policy acquisition costs . . . . . . . . .     385.2     355.2
       Unrealized losses allocable to experience-rated
         contracts . . . . . . . . . . . . . . . . . . . .     108.0       -
       Market discount . . . . . . . . . . . . . . . . . .       3.6       5.4
       Net unrealized capital gains. . . . . . . . . . . .       -        61.7
       Other . . . . . . . . . . . . . . . . . . . . . . .       0.4       1.6
                                                             -------   -------
          Total gross liabilities. . . . . . . . . . . . .     497.2     423.9
                                                             -------   -------
          Net deferred tax liability . . . . . . . . . . .   $ 233.5   $ 161.5
                                                             -------   -------
                                                             -------   -------

Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. At December 31, 1994, $81.0 million of net unrealized capital losses were reflected in shareholder's equity without deferred tax benefits. For federal income tax purposes, capital losses are deductible only against capital gains in the year of sale or during the carryback and
carryforward periods ( three and  five years,  respectively ).   Due to the
expected

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

full utilization of capital gains in the carryback period and the uncertainty of future capital gains, a valuation allowance of $28.3 million related to million related to the net unrealized capital losses has been reflected in shareholder's equity. In addition, $308.6 million of net unrealized capital losses related to experience-rated contracts are not reflected in shareholder's equity since such losses, if realized, are allocable to contractholders. However, the potential loss of tax benefits on such losses is the risk of the Company and therefore would adversely affect the Company rather than the contractholder. Accordingly, an additional valuation allowance of $108.0 million has been reflected in shareholder's equity as of December 31, 1994. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. Non-recognition of the deferred tax benefits on net unrealized losses described above had no impact on net income for 1994, but has the potential to adversely affect future results if such losses are realized.

The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1994. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1986. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has commenced its examinations for the years 1987 through 1990.

7.   BENEFIT PLANS

Employee Pension Plans - The Company, in conjunction with Aetna, has non-contributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over sixty consecutive months of highest earnings in a 120 month period). Contributions are determined using the Entry Age Normal Cost Method and, for qualified plans subject to ERISA requirements, are limited to the amounts that are currently deductible for tax reporting purposes. The accumulated benefit obligation and plan assets are recorded by Aetna. The accumulated plan assets exceed accumulated plan benefits. There has been no funding to the plan for the years 1992 through 1994, and therefore, no expense has been recorded by the Company.

Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. The accumulated plan assets exceed accumulated plan benefits. There has been no funding to the plan for the years 1992 through 1994, and therefore, no expense has been recorded by the Company.

Employee Postretirement Benefits - In addition to providing pension benefits, Aetna also provides certain postretirement health care and life insurance benefits, subject to certain caps, for retired employees. Medical and dental benefits are offered to all full-time employees retiring at age 50 with at least 15 years of service or at age 65 with at least 10 years of service. Retirees are required to contribute to the plans based on their years of service with Aetna.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Aetna implemented FAS No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions in 1992 on the immediate recognition basis. The cumulative effect charge for all Aetna employees was reflected in Aetna's 1992 Statement of Income. Prior to the adoption of FAS No. 106, the cost of postretirement benefits was charged to operations as payments were made. The accumulated benefit obligation and plan assets are recorded by Aetna. Accumulated postretirement benefits exceed plan assets.

The cost to the Company associated with the Aetna postretirement plans for 1994, 1993 and 1992 were $1.0 million, $0.8 million and $0.8 million, respectively.

Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postemployment health care and life insurance benefits for certain agents. The impact of recognizing the liability for agent costs was a cumulative effect adjustment of $13.2 million (net of deferred taxes of $6.8 million) and is reported in the 1992 Consolidated Statement of Income.

The cost to the Company associated to the agents' postretirement plans for 1994, 1993 and 1992 were $0.7 million, $0.6 million and $0.7 million, respectively.

Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $3.3 million, $3.1 million and $2.8 million in 1994, 1993 and 1992, respectively.

Stock Plans - Aetna has a stock incentive plan that provides for stock options and deferred contingent common stock or cash awards to certain key employees. Aetna also has a stock option plan under which executive and middle management employees of Aetna may be granted options to purchase common stock of Aetna at the market price on the date of grant or, in connection with certain business combinations, may be granted options to purchase common stock on different terms. The cost to the Company associated to the Aetna stock plans for 1994 and 1993 was $2.3 million, $0.4 million, respectively. The cost for 1992 was immaterial.

8.   RELATED PARTY TRANSACTIONS

The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from .70% to 1.80% of their average daily net assets. The Company also receives fees from the variable life and annuity mutual funds and The Aetna Series Fund for serving as investment adviser. Under the advisory agreements, the Funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from .25% to 1.00% of their average daily net assets. The advisory agreements also call for the variable funds to pay their own administrative expenses and for The Aetna Series Fund to pay certain administrative expenses. The Company also receives fees (expressed as a percentage of the average daily net assets) from The Aetna Series Fund for providing administration shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and Funds, included in Charges Assessed Against Policyholders, amounted to $104.6 million, $93.6 million and $80.5 million in 1994, 1993 and 1992, respectively.  The Company may waive advisory fees at its discretion.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company may, from time to time, make reimbursements to a Fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $108.0 million commission, paid by the Company to Aetna Life in 1988, was capitalized as deferred policy acquisition costs. The Company maintained insurance reserves of $690.3 million and $711.0 million as of December 31, 1994 and 1993, respectively, relating to the business assumed. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. The loan is being reduced in accordance with the decrease in the reserves. The fair value of this loan was $630.3 million and $685.8 million as of December 31, 1994 and 1993, respectively, and is based upon the fair value of the underlying assets. Premiums of $32.8 million, $33.3 million and $36.8 million and current and future benefits of $43.8 million, $55.4 million and $47.2 million were assumed in 1994, 1993 and 1992, respectively.

Investment income of $51.5 million, $53.3 million and $56.7 million was generated from the reinsurance loan to affiliate in 1994, 1993 and 1992, respectively. Net income of approximately $25.1 million, $13.6 million and $21.7 million resulted from this agreement in 1994, 1993 and 1992, respectively.

On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $24.2 million and $27.8 million were maintained for this contract as of December 31, 1994 and 1993, respectively.

Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement for 1994, 1993 and 1992 were immaterial.

Effective December 31, 1992, the Company entered into an assumption reinsurance agreement with Aetna Life to reinsure a block of approximately 3,500 life contingent, period certain and deferred lump sum annuities (totaling $175.5 million in premium) issued by the Company to Aetna Casualty to fund its obligations under structured settlement agreements. The negotiated price recognized the sale of future profits and included consideration to ALIAC for the continued administration of the reinsured contracts on behalf of, and in the name of, Aetna Life.

The Company received no capital contributions in 1994, 1993 or 1992.

Premiums due and other receivables include $27.6 million and $9.8 million due from affiliates in 1994 and 1993, respectively. Other liabilities include $27.9 million and $26.1 million due to affiliates for 1994 and 1993, respectively.

Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.   REINSURANCE

The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 8 above.


                                                          CEDED TO       ASSUMED
                                           DIRECT          OTHER        FROM OTHER      NET
                                           AMOUNT         COMPANIES     COMPANIES      AMOUNT
                                           ------         ---------     ---------      ------
  1994                                                            (milllions)
  Premiums:
    Life Insurance . . . . . . . . . . . $  25.8           $ 6.0         $ 32.8        $ 52.6
    Accident and Health Insurance. . . .    10.8             9.3              -           1.5
    Annuities. . . . . . . . . . . . . .    69.9              -             0.2          70.1
                                         ------------------------------------------------------
      Total earned premiums. . . . . . . $ 106.5           $15.3         $ 33.0        $124.2
                                         ------------------------------------------------------
                                         ------------------------------------------------------
  1993
  Premiums:
    Life Insurance . . . . . . . . . . . $  20.9           $ 5.6         $ 33.3        $ 48.6
    Accident and Health Insurance. . . .    14.4            12.9              -           1.5
    Annuities. . . . . . . . . . . . . .    31.3               -            0.7          32.0
                                         ------------------------------------------------------
      Total earned premiums. . . . . . . $  66.6          $ 18.5         $ 34.0        $ 82.1
                                         ------------------------------------------------------
                                         ------------------------------------------------------
  1992
  Premiums:
    Life Insurance . . . . . . . . . . . $  20.8          $  5.2         $ 36.8        $ 52.4
    Accident and Health Insurance. . . .    15.1            13.7            -             1.4
    Annuities. . . . . . . . . . . . . .    18.4             -              0.3          18.7
                                         ------------------------------------------------------
      Total earned premiums. . . . . . . $  54.3          $ 18.9         $ 37.1        $ 72.5
                                         ------------------------------------------------------
                                         ------------------------------------------------------

10.  FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1994 and 1993 were as follows:

                                                              1994                         1993
                                                  ---------------------------  ----------------------------

                                                    CARRYING         FAIR        CARRYING          FAIR
                                                      VALUE          VALUE         VALUE           VALUE
                                                      -----          -----         -----           -----
Assets:                                                                      (millions)

    Cash and cash equivalents. . . . . . . .       $   623.3      $   623.3      $   536.1      $   536.1
    Short-term investments . . . . . . . . .            98.0           98.0           22.6           22.6
    Debt securities. . . . . . . . . . . . .        10,191.4       10,191.4       10,531.0       10,531.0
    Equity securities. . . . . . . . . . . .           229.1          229.1          172.6          172.6
    Limited partnership. . . . . . . . . . .            24.4           24.4            -              -
    Mortgage loans . . . . . . . . . . . . .             9.9            9.9           10.1           10.1
Liabilities:
    Investment contract liabilities:
          With a fixed maturity. . . . . . .           826.7          833.5          733.3          795.6
          Without a fixed maturity . . . . .         8,074.9        7,870.4        8,196.4        8,099.3

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate and liquidity risk, the fair values of all assets and liabilities should be taken into consideration, not only those above.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

SHORT-TERM INSTRUMENTS: Fair values are based on quoted market prices or dealer quotations. Where quoted market prices are not available, the carrying amounts reported in the Consolidated Balance Sheets approximates fair value. Short-term instruments have a maturity date of one year or less and include cash and cash equivalents, and short-term investments.

DEBT AND EQUITY SECURITIES: Fair values are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair value is estimated by using quoted market prices for similar securities or discounted cash flow methods.

MORTGAGE LOANS: Fair value is estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans. The fair value estimate of mortgage loans of lower quality, including problem and restructured loans, is based on the estimated fair value of the underlying collateral.

INVESTMENT CONTRACT LIABILITIES (INCLUDED IN POLICYHOLDERS' FUNDS LEFT WITH THE COMPANY): With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

WITHOUT A FIXED MATURITY: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

11.  SEGMENT INFORMATION

Effective December 31, 1994, the Company's operations, which previously were reported in total, will now be reported through two major business segments:
Life Insurance and Financial Services. The Life Insurance segment markets most types of life insurance including universal life, interest-sensitive whole life, and term insurance. These products are offered primarily to individuals, small businesses, employer-sponsored groups and executives of Fortune 2000 companies. The Financial Services segment markets and services individual and group annuity contracts which offer a variety of funding and distribution options for personal and employer-sponsored retirement plans that qualify for tax deferral under sections 401(k) for corporations, 403(b) for hospitals and educational institutions, 408 for individual retirement accounts, and 457 for state and local governments and tax exempt healthcare organizations (the "deferred compensation market"), of the Internal Revenue Code. These contracts may be immediate or deferred. These products are offered primarily to individuals, pension plans, small businesses and employer-sponsored groups.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY OWNED SUBSIDIARY OF AETNA LIFE AND CASUALTY COMPANY)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Summarized financial information for the Company's principal operations was as follows:


                                                                      1994           1993           1992
                                                                      ----           ----           ----
                                                                                  (millions)
Revenue:
  Life insurance . . . . . . . . . . . . . . . . . . . . . . . .   $  386.1       $  371.7       $  363.6
  Financial services . . . . . . . . . . . . . . . . . . . . . .      946.1          892.8          812.5
                                                                   --------       --------       --------
    Total revenue. . . . . . . . . . . . . . . . . . . . . . . .   $1,332.2       $1,264.5       $1,176.1
                                                                   --------       --------       --------
                                                                   --------       --------       --------

Income from continuing operations before
  income taxes and cumulative effect adjustments:
  Life insurance . . . . . . . . . . . . . . . . . . . . . . . .   $   96.8       $   98.0       $   74.6
  Financial services . . . . . . . . . . . . . . . . . . . . . .      119.7          121.1           93.5
                                                                   --------       --------       --------
   Total income from continuing operations before
     income taxes and cumulative effect adjustments
                                                                   $  216.5       $  219.1       $  168.1

Net income:
  Life insurance . . . . . . . . . . . . . . . . . . . . . . . .   $   59.8       $   56.1       $   45.6
  Financial services . . . . . . . . . . . . . . . . . . . . . .       85.5           86.8           67.6
                                                                   --------       --------       --------
    Income before cumulative effect adjustments. . . . . . . . .   $  145.3       $  142.9       $  113.2
                                                                   --------       --------       --------
    Cumulative effect adjustments. . . . . . . . . . . . . . . .          -            -              9.6
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  145.3       $  142.9       $  122.8
                                                                   --------       --------       --------
                                                                   --------       --------       --------

                                                                      1994           1993           1992
                                                                                  (millions)
Assets under management, at fair value:
  Life insurance . . . . . . . . . . . . . . . . . . . . . . . .  $ 2,175.2      $ 2,180.1      $ 1,973.1
  Financial services . . . . . . . . . . . . . . . . . . . . . .   17,791.9       16,600.5       13,644.3
                                                                  ---------      ---------      ---------
    Total assets under management. . . . . . . . . . . . . . . .  $19,967.1      $18,780.6      $15,617.4
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------

                       STATEMENT OF ADDITIONAL INFORMATION



                          VARIABLE ANNUITY ACCOUNT B



                          Variable Annuity Contracts

                                  issued by

                     Aetna Life Insurance and Annuity Company






Form No. 88722                                            ALIAC Ed. 12/95